As Filed With The Securities And Exchange Commission on April 30, 1997.

                                   File Nos. 2-83299 and 811-3720

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           (X)

Pre-Effective Amendment No.                                       ( )

Post-Effective Amendment No.  15                                  (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)

Amendment No.   15                                                (X)

                FUND FOR TAX-FREE INVESTORS, INC.
       (Exact Name of Registrant as Specified in Charter)

         4922 Fairmont Avenue, Bethesda, Maryland  20814
       (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Timothy N. Coakley
                      4922 Fairmont Avenue
                    Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)

                           Copies To:
                     Michael L. Sapir, Esq.
                 Law Offices of Michael L. Sapir
                       3813 T Street, N.W.
                     Washington, D.C.  20007

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

___ immediately upon filing pursuant to paragraph (b) of rule 485.
 X on May 1, 1997 pursuant to paragraph (b)(1)(v) of rule 485. ___ 60 days after filing pursuant to paragraph (a)(1) of rule 485.
___ on  (date) pursuant to paragraph (a)(1) of rule 485.
___ 75 days after filing pursuant to paragraph (a)(2) of rule 485.
___ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed on February 27, 1997.

               FUND FOR TAX-FREE INVESTORS, INC.

              REGISTRATION STATEMENT ON FORM N-1A

                     CROSS REFERENCE SHEET


Form N-1A                                      Location in
Item No.                                       Registration Statement



              Part A. Information Required in Prospectus

 1.   Cover Page                               Outside Front Cover Page of
                                               Prospectus

 2.   Synopsis                                 Fee Table

 3.   Condensed Financial Information          Financial Highlights

 4.   General Description of Registrant        Organization and Description
                                               of Common Stock; Investment
                                               Objective and Policies;
                                               Management of the Fund

 5.   Management of the Fund                   Management of the Fund

 5A.  Management's Discussion of Fund          Management's Discussion of
      Performance                              Fund Performance

 6.   Capital Stock and Other Securities       Organization and Description
                                               Common Stock; Dividends and
                                               Distribution; Taxes

 7.   Purchase of Securities Being Offered     How to Invest in the
                                               Portfolio(s); Exchanges; Net
                                               Asset Value

 8.   Redemption or Repurchase                 How to Redeem an Investment
                                               (Withdrawals)

 9.   Legal Proceedings                        Not Applicable


              Part B: Information Required In
              Statement of Additional Information

10.   Cover Page                               Outside Front Cover Page of
                                               Statement of Additional
                                               Information

11.   Table of Contents                        Table of Contents

12.   General Information and History          Not Applicable

13.   Investment Objectives and Policies       Investment Policies;
                                               Investment Restrictions

14.   Management of the Registrant             Management of the Fund

15.   Control Persons and Principal            Principal Holders of
      Holders of Securities                    Securities

16.   Investment Advisory and Other Services   Management of the Fund

17.   Brokerage Allocation                     Investment Policies

18.   Capital Stock and Other Securities       Not Applicable

19.   Purchase, Redemption and                 Not Applicable
      Pricing of Securities Being Offered

20.   Tax Status                               Dividends, Distributions, and
                                               Taxes

21.   Underwriters                             Management of the Fund

22.   Calculations of Performance Data         Performance Information;
                                               Calculation of Return
                                               Quotations

23.   Financial Statements                     Financial Statements


              Part C: Other Information

24.   Financial Statements and Exhibits        Financial Statements and
                                               Exhibits

25.   Persons Controlled by or Under           Persons Controlled by or Under
      Common Control                           Common Control

26.   Number of Holders of Securities          Numbers of Holders of
                                               Securities

27.   Indemnification                          Indemnification

28.   Business and Other Connections           Business and Other Connections
      of Investment Adviser                    of Investment Adviser

29.   Principal Underwriters                   Principal Underwriters

30.   Location of Accounts and Records         Location of Accounts and
                                               Records

31.   Management Services                      Management Services

32.   Undertakings                             Undertakings

33.   Signatures                               Signatures

                Fund for Tax-Free Investors, Inc.
                      4922 Fairmont Avenue
                    Bethesda, Maryland  20814
                 (800) 343-3355  (301) 657-1500

            Rushmore Tax-Free Money Market Portfolio

Fund for Tax-Free Investors, Inc. (the "Fund") is a no-load, open-end, management company consisting of three separate portfolios, Tax-Free Money Market Portfolio, Rushmore Maryland Tax-Free
Portfolio and Rushmore Virginia Tax-Free Portfolio.

This Prospectus is a concise presentation of information about the Tax-Free Money Market Portfolio (the "Portfolio").

Investors should read this Prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Portfolio. A Statement of Additional Information ("SAI") dated May 1, 1997 containing additional information about the Portfolio has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the SAI may be obtained, without charge, by writing or telephoning the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. Government agency.

The securities of the Portfolio are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


The date of this Prospectus is May 1, 1997.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEE TABLE

The following table illustrates all expenses and fees that a shareholder of the Portfolio will incur:

Shareholder Transaction Expenses

    Sales Load Imposed on Purchases                    None
    Sales Load Imposed on Reinvested Dividends         None
    Deferred Sales Load                                None
    Redemption Fees                                    None
    Exchange Fees                                      None
    Monthly Account Fee (for accounts under $500)*     $5.00

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

    Management Fees                                    0.50%
    12b-1 Fees                                         None
    Other Expenses                                     0.25%
    Total Portfolio Operating Expenses                 0.75%

* A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500.
  See "Transaction Charges."


Example

Assuming a hypothetical investment of $1,000 in the Portfolio, a 5% annual return, and redemption at the end of each time period, an investor in the Portfolio would pay transaction and operating expenses at the end of each year as follows:

         1 Year      3 Years   5 Years    10 Years

           $ 8        $ 25      $ 43        $ 95

The same level of expenses would be incurred if the investment were held throughout the period indicated.

The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses that an investor in the Portfolio will incur directly or indirectly. The 5% assumed annual return is for comparison purposes only. The actual annual return may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Portfolio. The example should not be considered a representation of past or future expenses. For more complete information about the various costs and expenses, see "Management of the Fund" in the Prospectus and SAI.

                        FUND FOR TAX-FREE INVESTORS, INC.
                              Financial Highlights
                    RUSHMORE TAX-FREE MONEY MARKET PORTFOLIO
                                     Audited


                                                                  For The Year Ended December 31,
                                  1996      1995       1994      1993      1992      1991      1990      1989      1988      1987
Per Share Operating
Performance:
  Net Asset Value -
  Beginning of Year             $  1.00   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00

  Income from Investment
  Operations:
    Net Investment Income         0.027     0.030      0.020     0.016     0.023     0.040     0.052     0.056     0.046     0.038
    Net Realized and
      Unrealized Gains
      on Securities                   -         -          -         -         -         -         -         -         -         -

      Total from Investment
      Operations                  0.027     0.030      0.020     0.016     0.023     0.040     0.052     0.056     0.046     0.038

  Distributions to
  Shareholders:
    From Net Investment
      Income                     (0.027)   (0.030)    (0.020)   (0.016)   (0.023)   (0.040)   (0.052)   (0.056)   (0.046)   (0.038)
    From Net Realized
      Capital Gains                   -         -          -         -         -         -         -         -         -         -

  Total Distributions to
  Shareholders                   (0.027)   (0.030)    (0.020)   (0.016)   (0.023)   (0.040)   (0.052)   (0.056)   (0.046)   (0.038)

  Net Increase in Net Asset
    Value                             -         -          -         -         -         -         -         -         -         -

  Net Asset Value - End of
    Year                        $  1.00   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00

Total Investment Return            2.69%     3.09%      2.02%     1.66%     2.25%     4.01%     5.31%     5.76%     4.61%     3.90%

Ratios to Average Net
Assets:
  Expenses                         0.75%     0.75%      0.75%     0.78%     0.80%     0.77%     0.79%     0.79%     0.80%     0.80%
  Net Investment Income            2.67%     3.04%      1.99%     1.65%     2.25%     4.01%     5.19%     5.62%     4.56%     3.82%

Supplementary Data:
  Portfolio Turnover Rate             -         -          -         -         -         -         -         -         -         -
  Net Assets at End of Year
    (000s omitted)              $18,890   $20,772    $25,586   $23,283   $25,935   $29,707   $43,684   $42,840   $48,715   $34,315
  Number of Shares
    Outstanding at End of Year
    (000s omitted)               18,890    20,792     25,604    23,312    25,964    29,736    43,716    42,871    48,747    34,346

The auditors' report is incorporated by reference in the registration statement.  The auditors' report and further information about the performance of the Portfolio are contained in the annual report to shareholders which may be obtained without charge by calling or writing the Fund.


PERFORMANCE  DATA

From time to time the Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance.
The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the ``yield'' because of the compounding effect of this assumed reinvestment.

For the seven-day period ended December 31, 1996, the Portfolio's annualized yield was 3.12%. The annual effective yield was 3.16%.


INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

Investment Objective
The investment objective of the Portfolio is to provide investors with maximum current income available from investments made primarily in securities exempt from federal income tax, to the extent such investment is consistent with safety of principal. The Portfolio will pursue this objective through investment in a portfolio consisting primarily of high quality, tax-exempt municipal securities selected on the basis of liquidity and safety of principal.

As a fundamental policy, the Portfolio will invest at least 80% of the value of its net assets in securities, the interest on which is exempt from federal income taxes, including the individual alternative minimum tax. This policy may not be changed without prior approval of a majority of the Portfolio's outstanding voting shares.

Investment Policies and Practices
The Portfolio seeks to achieve its investment objective by investing at least 80% of its total assets, under normal conditions, in short-term, municipal obligations which, at the time of purchase, are rated within the top two grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Portfolio may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Portfolio.

The Portfolio may not borrow money, except that as a temporary measure, the Portfolio may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed
30% of the Portfolio's total assets, taken at current value, before such borrowing. The Portfolio may not purchase a portfolio security if a borrowing by the Portfolio is outstanding.

The Portfolio will not invest in securities having a remaining maturity greater than 397 days at the time of purchase, nor will the dollar-weighted average maturity of its portfolio exceed 90 days. The Portfolio will value its investment securities at amortized cost and seek to maintain, although it cannot assure, a constant net asset value of $1.00 per share.

Although it is the intention of the Portfolio to invest all of its assets in municipal securities, market conditions may arise from time to time that limit the availability of such obligations. During such periods, the Portfolio may invest up to 20% of its assets in short-term, taxable obligations of the United States government, its agencies and instrumentalities, or repurchase agreements secured by such securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to sell it to the seller at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon market rate which is effective for the period of time the buyer's money is invested.

The Portfolio will invest in taxable securities only as a temporary measure, either because of their liquidity or because of the unavailability of short-term, tax-exempt securities meeting the quality characteristics specified above. Income from such securities may be taxable for federal and/or state income tax purposes.

Municipal Securities
Municipal securities are debt obligations of states, cities, municipalities and other public authorities and are principally classified as notes and bonds. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the creditworthiness of a particular issuer, the size of a specific issue, the maturity date of the issue, and its rating by the various rating services. The market value of outstanding municipal securities will also vary with the changes in interest rates and with rating changes of the securities.

Municipal  Bonds
Municipal bonds generally have maturities of more than one year when issued and are issued to obtain funds for various public purposes. Municipal bonds may be categorized as "general obligation" or "revenue" bonds.

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair or improvement of various privately-operated facilities. Industrial development and pollution control bonds are, in most cases, revenue bonds and do not generally carry the pledge of credit of the issuing municipality or public authority. The Portfolio may invest in either general obligation or revenue bonds.

Municipal  Notes
Municipal notes generally are used to provide for short-term capital needs and ordinarily have maturities of one year or less. The Portfolio intends to invest in various types of municipal notes, including tax anticipation notes, revenue anticipation notes, construction loan notes, and tax-exempt commercial paper.

"When-Issued"  Securities
New issues of municipal securities are often sold on a "when-issued" basis; that is, payment and delivery of the securities normally occur 15 to 45 days after the date of the commitment to purchase. At the time of the purchase commitment, both the interest and principal amount are fixed. During the period between the purchase commitment and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate. The Portfolio intends to enter into purchase orders for "when-issued" securities with the intention of actually taking delivery of such securities, but it may sell "when-issued" securities prior to delivery if it is deemed advisable as a matter of investment strategy. The Portfolio will maintain short-term assets in a separate account with the Fund's custodian bank in an amount equal in value to the amount of the purchase commitment for "when-issued" securities. The Portfolio does not intend to invest more than 25% of its net assets in "when-issued" securities.

Variable  Rate  Securities
The Portfolio may purchase certain tax-exempt municipal obligations which have a variable rate of interest. Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as the bank prime rate. These securities will be permitted for inclusion in the Money Market Portfolio even though they may have a maturity which is greater than one year. The Portfolio intends to invest in long-term variable rate securities in order to take advantage of the higher yield that is usually paid on long-term securities. Investment in these securities will be made only if a secondary market for them exists or if the Portfolio may redeem them on demand within seven days.

The Adviser will periodically analyze the credit-worthiness of any unrated variable rate securities to ensure that such obligations meet the quality standards of the Portfolio. Because variable rate securities may have a maturity greater than one year, the Portfolio will use as the basis of calculation for computing its dollar-weighted average maturity the longer of (a) the notice period required for demand of redemption by the holder or (b) the period remaining until the next interest rate adjustment.

RISK CONSIDERATIONS

Quality
At least 80% of its investment portfolio will consist of high quality notes rated A-l by S&P, or MIG 1, MIG 2, or P-l by Moody's, and of tax-exempt municipal bonds holding one of the two highest ratings assigned by Moody's (Aaa or Aa) or by S&P (AAA or AA) or, if unrated, are believed by the Board of Directors to be of a quality comparable to that of rated obligations eligible for purchase by the Portfolio.

Market Risk
Market risk is the risk of price fluctuations of a security and is generally a function of the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. Because, however, the Portfolio will not invest in securities having a remaining maturity greater than 397 days at the time of purchase, nor will the dollar-weighted average maturity of its portfolio exceed 90 days, market risk is minimized in the Portfolio.

Credit Risk
Credit risk is a function of the ability of the issuer to make timely interest payments and to pay the principal at maturity.

The Portfolio is not required to sell a security which, once purchased, ceases to be rated or has its rating reduced below the minimum required for purchase by the Portfolio. However, the Adviser will consider such event in determining whether the Portfolio should continue to hold the security.

Other Considerations
The ability of the Portfolio to achieve its investment objective is dependent on a number of factors. These factors include the ability of the Adviser to choose suitable tax-exempt securities at a market rate of return.

Except as stated above, the foregoing investment objective and policies are not fundamental policies of the Portfolio and may be changed by the Board of Directors of the Fund without shareholder approval.

HOW TO INVEST IN THE PORTFOLIO

The Fund continuously offers shares for sale. There is no sales charge. The minimum initial investment is $2,500. There is no minimum amount for subsequent investments.

By Mail
Complete an application and make a check payable to: "Fund for Tax-Free Investors, Inc." Mail the check, along with the application, to:

  Fund for Tax-Free Investors, Inc.
  4922 Fairmont Avenue
  Bethesda, MD  20814

Be certain to specify the portfolio(s) you wish to purchase and the amount of your purchase on the account application form.
Foreign checks will not be accepted.

By Bank Wire
Speak to the Branch Manager of your bank. Request a wire transfer of federal funds to Rushmore, instructing the bank to wire transfer the money before 12 Noon, Eastern time, to:

  Rushmore Trust and Savings, FSB
  Bethesda, MD
  Routing Number 0550-71084
  For Account of:
     Fund for Tax-Free Investors, Inc.
  Account Number 029385770

AFTER INSTRUCTING YOUR BANK TO TRANSFER FEDERAL FUNDS, YOU MUST TELEPHONE THE FUND AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 12 NOON, EASTERN TIME, AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. REMEMBER THAT IT IS IMPORTANT TO COMPLETE THE WIRE TRANSFER BEFORE 12 NOON, EASTERN TIME.

Through Brokers
Investors may invest in the Portfolio by purchasing shares through registered broker-dealers. Such broker-dealers who process orders may charge a fee for such service.

The municipal securities market, in which the Portfolio buys and sells its securities, usually requires immediate settlement in federal funds for all securities transactions. Therefore, payment for the purchase of Portfolio shares not received in the form of federal funds will be invested in Portfolio shares and will begin receiving dividends the following day. Payments received by bank wire are converted immediately into federal funds. Orders received prior to 12 Noon, Eastern time, will be invested in shares of the Portfolio at the next determined net asset value.

The Fund reserves the right to reject any purchase order. All accounts will be held in book entry form. No certificates for shares will be issued. There will be a $10 charge for items returned for insufficient or uncollectible funds.

HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Fund is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or telephoning (800) 622-1386 or (301) 657-1510.
There are no fees charged for redeeming shares.

The proceeds of redemptions will be sent directly to the investor's address of record, or bank account or brokerage firm specified on the account application. If the investor requests payment of redemptions to a third party or to a location other than his residence, commercial bank(s) or a brokerage firm(s) listed on the account application, the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants.

Normally, the Fund will make payment within one business day for all shares redeemed. However, for investments that have been made by check, withdrawal requests may be delayed up to ten business days, or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Portfolio's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Portfolio's investors. Investor's should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of
drastic economic or market changes.   If such conditions occur,
redemptions or exchange orders can be made by mail.

Telephone Redemption
The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically.
Telephone redemption privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Portfolio.

Redemptions in the Money Market Portfolio may be made the same day if the request is received before 12 Noon, Eastern time.

Telephone redemptions will only be sent to your address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund is not liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss.

The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions.

Bank Wire Transfers
When you redeem at least $5,000 for deposit to your commercial bank account, the Fund will wire transfer the amount.

Check Transfers
For amounts less than $5,000, investors utilizing certain
Washington, D.C. banks may have checks deposited directly into their account. Check deposits to other banks will be mailed.



Exchange Privileges
The Portfolio's shares may be exchanged, without cost, for shares of any other Tax-Free Portfolio or for shares of Fund for Government Investors, The Rushmore Fund, Inc., American Gas Index Fund, Inc., or Cappiello-Rushmore Trust, on the basis of the respective net asset values of the shares involved, provided such exchange is permitted under the applicable laws of the state of the investor's residence. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds.

DIVIDENDS

The Portfolio distributes all of its net income on a daily basis.
Net income consists of all interest income accrued and discount earned, less estimated expenses of the Portfolio. Capital gains, if any, will be distributed on an annual basis.

Dividends are declared each day that the Portfolio is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment, either in additional shares or in cash, is made on a monthly basis at the net asset value on the payable date. Investors wishing to change the method of receiving dividends must notify the Portfolio in writing at least one week before payment is to be made.

NET ASSET VALUE

Net asset value of the Portfolio will be determined as of 12 Noon, Eastern time, on days when there is sufficient trading in portfolio securities of the Portfolio to affect the net asset value materially. The net asset value per share is calculated by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. To the extent market quotations are not readily available, the Board of Directors will value the Portfolio's portfolio securities in good faith.

In determining fair market value, the Portfolio may take into consideration prices supplied by a pricing service, provided the use of the pricing service has been approved by the Board of Directors. Valuations provided by pricing services are generally determined without exclusive regard to quoted prices. Generally, pricing services consider in their valuation the market activity of similar groups of securities, their yields, quality ratings, maturities, and other characteristics.

The Directors will continuously review this method of valuation and recommend changes which may be necessary to assure that the Fund's portfolio instruments are valued at fair value.

The Portfolio intends to value its portfolio securities at their amortized cost value pursuant to Rule 2a-7 under the Investment Company Act of 1940. The Money Market Portfolio will seek to maintain, but cannot assure, a constant net asset value of $1.00 per share.

INVESTOR ACCOUNTS

The Portfolio maintains an account for each investor in full and fractional shares. Statements of account will be sent monthly showing the beginning balance, detail of all transactions for the month and the ending balance. Confirmations of individual transactions in the Money Market Portfolio will not be sent.

TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any account whose average daily balance is below $500. The fee will continue to be imposed during months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act. Because of the expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 in total value in all Tax-Free Portfolios of the Fund due to redemptions or exchanges after providing 60 days written notice. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds.

TAXES

The Portfolio has qualified (and intends to continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code. Because of this qualification the Portfolio will not be liable for federal income taxes to the extent its earnings are distributed. Additionally, the Portfolio qualifies to pay "exempt-interest dividends" within the meaning of the Internal Revenue Code. The qualification will continue if the Portfolio meets certain requirements. One requirement is that at least 50% of the value of the Portfolio's total assets at the close of each quarter of its taxable year consist of obligations, on which the interest is exempt from federal income tax.

Dividends derived from interest on municipal obligations, which constitute exempt-interest dividends, will not be subject to federal income tax, except to the extent such interest is subject to the alternative minimum tax. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Portfolio are to be treated as interest on "private activity bonds" in proportion to the interest the Portfolio receives from private activity bonds, reduced by allowable deductions. Regarding dividends derived from taxable money market securities, the amount received, subject to repurchase agreements and distributions of the Portfolio's net short-term capital gains, if any, will be taxed as ordinary income whether they are invested in additional shares of the Portfolio or received in cash. The Portfolio anticipates that any such amounts would be insubstantial in relation to the tax-exempt interest generated by the Portfolio.

The exemption of interest income for federal income tax purposes may not produce similar exemptions under the tax laws of state or local taxing authorities. In general, only interest earned on obligations issued by the state or locality in which the investor resides will be exempt from state and local taxes. Shareholders should consult their tax advisers concerning the tax status of the dividends from the Portfolio in their own states and localities.

Statements as to the federal tax status of shareholders' dividends and distributions will be mailed by February 15 of each year. The Portfolio will also report to its shareholders annually the percentage and source, on a state-by-state basis, of interest income received by the Portfolio on municipal obligations.

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

The Fund was incorporated in Maryland on April 8, 1983, and has a present authorized capital of 200,000,000 shares of $.001 par value common stock, which may be issued in three separate classes: the Money Market Portfolio, the Rushmore Maryland Tax-Free Portfolio and the Rushmore Virginia Tax-Free Portfolio.

All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares has any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that in a matter affecting only a single Portfolio (such as the proposed sale of all the assets of one Portfolio), only shares of that Portfolio may be entitled to vote on the matter. Because the shares have non-cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Board of Directors of the Fund has the authority to classify or reclassify any unissued shares by fixing the number of shares in each of the Portfolios.

Shareholders having inquiries about the Fund's organization or operation should contact the Fund in writing at 4922 Fairmont
Avenue, Bethesda, Maryland 20814 or by telephone at (301) 657-
1500.

Officers and directors of the Fund, as a group, own less than 1% of the shares outstanding.

MANAGEMENT OF THE FUND

Officers and Directors
The Fund has a Board of Directors which is responsible for the general supervision of the Fund's business. The day-to-day operations of the Fund are the responsibility of the Fund's officers. A complete list of the Fund's directors and officers is contained in the SAI.

Investment Adviser and Administrative Servicing Agent
The Portfolio is provided investment advisory and management services by Money Management Associates (the "Adviser"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the Adviser to Fund for Government Investors, The Rushmore Fund, Inc., Fund for Tax-Free Investors, Inc. and American Gas Index Fund, Inc. Daniel L. O'Connor, is the sole general partner of the Adviser, and as such, exercises control of the Adviser.

Under an Agreement with the Adviser, the Portfolio pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Money Market Portfolio, 0.625% of the net assets of the Rushmore Virginia Tax-Free Portfolio and 0.625% of the net assets of the Rushmore Maryland Tax-Free Portfolio. The Rushmore Tax-Free Money Market Portfolio's total operating expenses were 0.75% for the 1996 fiscal year.

Effective September 1, 1993, the Board of Directors approved an arrangement whereby Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, provides the Portfolio with custodial, transfer agency, dividend-disbursing, and other shareholder services. The Portfolio pays an annual fee of 0.25% (25/100 of 1%) of average daily net assets for the Money Market Portfolio and 0.30% (30/100 of 1%) of average daily net assets for the Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolios for these services.

CONTENTS


                                 Page                                [LOGO]

Fee Table                          2
                                                 FUND FOR TAX-FREE INVESTORS
Financial Highlights               3
                                             Tax-Free Money Market Portfolio
Performance Data                   4
                                                                  Prospectus
Investment Objective, Policies
and Practices                      4
                                                                 May 1, 1997
Risk Considerations                6

How to Invest in the Portfolio     6

How to Redeem an Investment
  (Withdrawals)                    7

Dividends                          9

Net Asset Value                    9

Investor Accounts                  9

Transaction Charges                9

Taxes                             10

Organization and Description of
Common Stock                      10


Management of the Fund            11

                Fund for Tax-Free Investors, Inc.
                      4922 Fairmont Avenue
                    Bethesda, Maryland  20814
                 (800) 343-3355  (301) 657-1500

              Rushmore Maryland Tax-Free Portfolio
                               and
              Rushmore Virginia Tax-Free Portfolio

Fund for Tax-Free Investors, Inc. (the "Fund") is a no-load, open-end management company consisting of three separate portfolios, Rushmore Tax-Free Money Market Portfolio, Rushmore Maryland Tax-Free Portfolio and Rushmore Virginia Tax-Free Portfolio.

This Prospectus is a concise presentation of information about the Rushmore Maryland Tax-Free Portfolio ("Maryland Portfolio") and the Rushmore Virginia Tax-Free Portfolio ("Virginia Portfolio"), each a non-diversified series of the Fund.

Investors should read this Prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Portfolios. A Statement of Additional Information ("SAI") dated May 1, 1997 containing additional information about the Portfolios has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the SAI may be obtained, without charge, by writing or telephoning the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. Government agency.


The date of this Prospectus is May 1, 1997.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            FEE TABLE

The following table illustrates all expenses and fees that a shareholder of each Portfolio will incur:

                                                  Maryland    Virginia
                                                  Portfolio   Portfolio
Shareholder Transaction Expenses
  Sales Load Imposed on Purchases                   None        None
  Sales Load Imposed on Reinvested Dividends        None        None
  Deferred Sales Load                               None        None
  Redemption Fees                                   None        None
  Exchange Fees                                     None        None
  Monthly Account Fee (for accounts under $500)*    $5.00       $5.00

Annual Operating Expenses of the Portfolios
(as a percentage of average net assets)
  Management Fees                                   0.625%      0.625%
  12b-1 Fees                                        None        None
  Other Expenses                                    0.30%       0.30%
     Total Operating Expenses of the Portfolios     0.925%      0.925%

* A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500.
  See "Transaction Charges."

Example
You would pay the following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                       1 Year    3 Years    5 Years   10 Years
Maryland Portfolio     $ 10      $ 30       $ 53      $ 117
Virginia Portfolio       10        30         53        117

The same level of expenses would be incurred if the investment were held throughout the period indicated. The preceding table is provided to assist the investor in understanding the various costs and expenses that the investor will incur directly or indirectly. The five percent assumed annual return is for comparison purposes only. The actual return may be more or less depending on market conditions. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For more complete information about the various costs and expenses, see "Management of the Fund" in the Prospectus and SAI.

Money Management Associates, the Fund's investment adviser, has agreed to reimburse the Maryland and Virginia Portfolios (the "Portfolios") for expenses (including the investment advisory fee, and excluding interest and extraordinary legal expenses) which exceed one percent of the average daily net assets per annum. No reimbursement was required for the fiscal year ended December 31, 1996.

                        FUND FOR TAX-FREE INVESTORS, INC.
                              FINANCIAL HIGHLIGHTS
                      Rushmore Virginia Tax-Free Portfolio
                                     Audited

                                                                 For The Year Ended December 31,
                                  1996     1995       1994      1993      1992      1991      1990      1989       1988    1987

Per Share Operating Performance:
  Net Asset Value -
  Beginning of Year             $ 11.31   $  0.36    $ 11.51   $ 10.84   $ 10.63   $ 10.17   $ 10.31   $ 10.12   $  9.99   $ 10.74


  Income from Investment
  Operations:
    Net Investment Income         0.534     0.564      0.578     0.582     0.610     0.615     0.578     0.595     0.601     0.630
    Net Realized and Unrealized
      Gains(Losses) on           (0.221)    0.953     (1.150)    0.670     0.210     0.460    (0.140)    0.190     0.130    (0.750)
      Securities

      Total from Investment
      Operations                  0.313     1.517     (0.572)    1.252     0.820     1.075     0.438     0.785     0.731    (0.120)

  Distributions to
  Shareholders:                  (0.533)   (0.564)    (0.578)   (0.582)   (0.610)   (0.615)   (0.578)   (0.595)   (0.601)   (0.630)
    From Net Investment Income
    From Net Realized Capital
      Gains                           -         -          -         -         -         -         -         -         -         -

  Net Increase (Decrease) in
    Net Asset Value               (0.22)     0.95      (1.15)     0.67      0.21      0.46     (0.14)     0.19      0.13     (0.75)
  Net Asset Value - End of
    Year                        $ 11.09   $  1.31    $ 10.36   $ 11.51   $ 10.84   $ 10.63   $ 10.17   $ 10.31   $ 10.12   $  9.99

Total Investment Return            2.91%    14.92%     (5.02%)   11.80%     7.98%    10.85%     4.42%     7.95%     7.56%   (1.12%)

Ratios to Average Net Assets:
  Expenses                         0.93%     0.77%      0.55%     0.50%     0.50%     0.61%     0.93%     0.94%     0.93%     0.92%
  Expenses Before Reimbursement
    from Investment Adviser        0.93%     0.93%      0.93%     0.93%     0.93%     0.93%     0.93%     0.94%     0.93%     0.92%
  Net Investment Income            4.84%     5.17%      5.35%     5.15%     5.71%     5.91%     5.70%     5.82%     5.92%     6.18%
Supplementary Data:
  Portfolio Turnover Rate            46%       55%        33%       43%       50%       74%      202%      150%       78%      125%
  Net Assets at End of Year
    (000s omitted)              $32,355   $33,468    $27,929   $34,371   $25,513   $16,753   $ 7,333   $ 6,877   $ 7,772   $ 8,232
  Number of Shares Outstanding
    at End of Year (000s
    omitted)                      2,917     2,958      2,697     2,985     2,354     1,576       721       667       768       824


The auditors' report is incorporated by reference in the registration statement.  The auditors' report and further information about the performance of the Portfolio  are  contained in the annual report to shareholders which may be obtained without charge by calling or writing the Fund.


                        FUND FOR TAX-FREE INVESTORS, INC.
                              FINANCIAL HIGHLIGHTS
                      Rushmore Maryland Tax-Free Portfolio
                                     Audited

                                                                   For The Year Ended December 31,
                                  1996     1995       1994      1993      1992      1991      1990      1989      1988     1987
Per Share Operating
Performance:
  Net Asset Value - Beginning
  of Year                       $ 10.98   $ 10.11    $ 11.27   $ 10.60   $ 10.39   $  9.99   $ 10.33   $ 10.34   $ 10.09   $ 10.71

  Income from Investment
  Operations:
    Net Investment Income         0.528     0.550      0.565     0.568     0.594     0.594     0.620     0.679     0.702     0.728
    Net Realized and
      Unrealized Gains(Losses)   (0.190)    0.869     (1.157)    0.670     0.210     0.400    (0.340)    0.010     0.250    (0.620)
      on Securities

     Total from Investment
     Operations                   0.338     1.419     (0.592)    1.238     0.804     0.994     0.280     0.669     0.952     0.108

  Distributions to
  Shareholders:
    From Net Investment Income   (0.528)   (0.551)    (0.565)   (0.568)   (0.594)   (0.594)   (0.620)   (0.679)   (0.702)   (0.728)
    From Net Realized Capital
      Gains                           -         -     (0.003)        -         -         -         -         -         -         -

  Net Increase (Decrease) in
    Net Asset Value               (0.19)     0.87      (1.16)     0.67      0.21      0.40     (0.34)    (0.01)     0.25     (0.62)
  Net Asset Value -
    End of Year                 $ 10.79   $ 10.98    $ 10.11   $ 11.27   $ 10.60   $ 10.39   $  9.99   $ 10.33   $ 10.34   $ 10.09

Total Investment Return            3.21%    14.35%     (5.24%)   11.91%     8.00%    10.24%     2.89%     6.68%     9.67%     1.08%

Ratios to Average Net Assets:
  Expenses                         0.93%     0.77%      0.55%     0.50%     0.50%     0.62%     0.93%     0.92%     0.93%     0.93%
  Expenses Before Reimbursement
    from Investment Adviser        0.93%     0.93%      0.93%     0.93%     0.93%     0.93%     0.93%     0.92%     0.93%     0.93%
  Net Investment Income            4.92%     5.16%      5.36%     5.13%     5.67%     5.85%     6.19%     6.56%     6.81%     7.04%

Supplementary Data:
  Portfolio Turnover Rate            31%       37%        38%       30%       21%       61%      244%      173%      102%       84%
  Net Assets at End of Year
    (000s omitted)              $44,410   $49,725    $44,385   $58,094   $43,921   $23,835   $ 9,750   $11,249   $ 9,337   $ 9,424
  Number of Shares Outstanding
    at End of Year
    (000s omitted)                4,116     4,527      4,391     5,157     4,145     2,294       976     1,089       903       934

The auditors' report is incorporated by reference in the registration statement. The  auditors' report and further information about the performance of the Portfolio are contained in the annual report to shareholders which may be obtained without charge by calling or writing the Fund.

                     FUND FOR TAX-FREE INVESTORS, INC.
                 Maryland and Virginia Tax-Free Portfolios
                          Total Return Comparison


             Lehman Brothers Muni     Virginia Tax-Free     Maryland Tax-Free
                 Bond Index              Portfolio             Portfolio

 12/31/87           $10,000              $10,000                $10,000
 12/31/88           $11,016              $10,756                $10,967
 12/31/89           $12,205              $11,612                $11,700
 12/31/90           $13,095              $12,125                $12,038
 12/31/91           $14,685              $13,440                $13,269
 12/31/92           $15,979              $14,513                $14,330
 12/31/93           $17,943              $16,225                $16,038
 12/31/94           $17,015              $15,410                $15,182
 12/31/95           $19,984              $17,710                $17,360
 12/31/96           $20,869              $18,225                $17,917


Past performance is not predictive of future performance. The Lehman Brothers Municipal Bond Index is an unmanaged index and, unlike the Portfolios, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

                        Average Annual Total Return
                               Period Ending
                             December 31, 1996

                              One Year    Five Years    Ten Years

 Rushmore Virginia Tax-Free    2.91%         6.28%        6.07%
 Rushmore Maryland Tax-Free    3.21%         6.19%        6.12%

PERFORMANCE DATA

The Portfolios may from time to time include total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Portfolios will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio(s) over a period of at least one, five and ten years, or up to the life of each Portfolio (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each share and by the increase or decrease in value of a Portfolio's share price.

Performance information for the Portfolios contained in reports and promotional literature may be compared to various unmanaged indices, including, but not limited to, the Standard & Poor's 500 Stock Index ("S&P 500") or the Dow Jones Industrial Average ("DJIA"). Such unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for operating costs and expenses. In addition, each Portfolio's total return may be compared to the performance of other mutual funds and may quote rankings in the relevant fund category as published by such organizations as Lipper Analytical Services, Inc. and CDA Investment Technologies, Inc., among others.

The Portfolios may also provide yield and tax-equivalent yield quotations and quote fund rankings. Yield and tax-equivalent yield quotations are based on each Portfolio's annualized net investment income per share over a 30 day period stated as a percent of the maximum public offering price on the last day of the period.

Annualized yields of each of the Fund's Portfolios during a particular period are computed by taking the Portfolio's average daily net investment income, dividing by the net assets of the Portfolio, and multiplying the result by 365 days. The quoted yield of a Portfolio for any particular period of time should not be considered as representation of future yield of the Portfolio.

For the 30-day period ended December 31, 1996, the yields on the Maryland and Virginia Portfolios were 4.50% and 4.51%, respectively.


INVESTMENT OBJECTIVES, POLICIES AND PRACTICES

The investment objectives listed below cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and practices employed in pursuit of each Portfolio's objective may be changed without shareholder approval.

Investment Objective
The investment objective of both of the Portfolios is to maximize income for investors that is exempt from federal and state income taxes.

Each Portfolio will, as a matter of fundamental policy, invest at least 80% of the value of its net assets in securities, the interest on which is exempt from federal income taxes, including the individual alternative minimum tax, and from personal state income taxes.

Investment Policies and Practices
Each Portfolio seeks to achieve the investment objective by investing at least 80% of its total assets under normal conditions in securities issued by the state, its political subdivisions, agencies and instrumentalities and other issuers exempt from state income tax. Each Portfolio will generally invest in long-term investment grade securities. The average portfolio maturity will ordinarily exceed ten years, although when, in the opinion of the investment adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years. The Portfolios may buy without limitation unrated securities which are believed by the Board of Directors to be of a quality comparable to that of rated bonds eligible for purchase by the Portfolios. From time to time, the Portfolios may purchase securities that are rated below investment grade, however, such purchases will be limited to 5% of net assets.

Although each Portfolio seeks to invest its total assets in securities described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During such periods, the Portfolios will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in the shareholder's state of residence. Also as a temporary defensive measure or to provide liquidity, the Portfolios may hold up to 30% of their total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by such securities. Income from such securities may be taxable for federal and state income tax purposes.

Municipal Securities
Municipal securities are debt obligations of states, cities, municipalities and other public authorities and are principally classified as notes and bonds. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the credit-worthiness of a particular issuer, the size of a particular issue, the maturity date of the issue, and its rating by the various rating services. The market value of outstanding municipal securities will also vary with the changes in interest rates and with rating changes of the securities.

Municipal Bonds
Municipal bonds generally have maturities of more than one year when issued and are issued to obtain funds for various public purposes. Municipal bonds may be categorized as "general obligation" or "revenue" bonds.

General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of the principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair or improvement of various privately-operated facilities. Industrial development and pollution control bonds are, in most cases, revenue bonds and do not generally carry the pledge of credit of the issuing municipality or public authority. Each Portfolio may invest in either general obligation or revenue bonds.

Municipal Notes
Municipal notes generally are used to provide for short-term capital needs and ordinarily have maturities of one year or less. Each Portfolio intends to invest in various types of municipal notes, including tax anticipation notes, revenue anticipation notes, construction loan notes and tax-exempt commercial paper.

"When-Issued" Securities
New issues of municipal securities are often sold on a "when-issued" basis; that is, payment and delivery of the securities usually occurs 15 to 45 days after the date of the commitment to purchase. At the time of the purchase commitments, both the interest and principal amounts are fixed. During the period between the purchase commitment and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate. Each Portfolio of the Fund may enter into purchase orders for "when-issued" securities with the intention of actually taking delivery of such securities, but may sell "when-issued" securities prior to delivery if it is deemed advisable as a matter of investment strategy. Each Portfolio will maintain short-term assets in a separate account with the Fund's custodian bank in an amount equal to the amount of purchase commitment for "when-issued" securities. Each Portfolio does not intend to invest more than 25% of its net assets in "when-issued" securities.

Variable Rate Securities
Each Portfolio may purchase certain tax-exempt municipal obligations which have a variable rate of interest. Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as a bank prime rate.
Both Portfolios intend to invest in such securities in order to take advantage of the higher yield that is usually paid on long-term securities. However, investment in these securities will be made only if each Portfolio may redeem them on demand within seven days.

The investment adviser will periodically analyze the credit-worthiness of any unrated variable rate securities to insure that such obligations meet the quality standards of the particular Portfolio. Because variable rate securities may have a maturity greater than one year, each Portfolio will use, as the basis of calculation for computing its dollar-weighted average maturity, the longer of (a) the notice period required for demand of redemption by the holder or (b) the period remaining until the next interest rate adjustment.

RISK CONSIDERATIONS

Quality
The Maryland and Virginia Portfolios generally invest in long-term obligations that, on the date of purchase, are rated in the four highest ratings of Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or, if unrated, are believed by the Board of Directors to be of a quality comparable to that of rated bonds eligible for purchase by the Portfolios. In addition, the Portfolios may purchase securities that are rated below investment grade, however, such purchases will be limited to 5% of each Portfolio's net assets. Purchase of unrated securities and securities rated below investment grade may expose the Portfolios to greater market and credit risk than purchases of investment grade-rated securities.

Market Risk
Market risk is the risk of price fluctuations of a security and is generally a function of the underlying credit rating of an issuer, the maturity length of a security, a security's yield, and general economic and interest rate conditions. The average portfolio maturities will ordinarily exceed ten years although when, in the opinion of the investment advisor, it is in the best interests of shareholders, average maturities may be reduced to less than ten years.

Credit Risk
Credit risk is a function of the ability of the issuer to make timely interest payments and to pay the principal at maturity.

Since each Portfolio generally will invest only in the securities of its respective state, there are certain specific factors and considerations concerning the states which may subject the Portfolios to greater market or credit risk than if the municipal securities purchased by each Portfolio were more broadly diversified geographically. Such factors and considerations are discussed below.

Diversification
A "diversified" investment company under the federal securities laws may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer. Each Portfolio is "non-diversified" for securities law purposes and is not subject to this limitation. However, each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification requires each Portfolio to limit its investments so that, with respect to at least 50% of its total assets, not more than 5% of such assets are invested in the securities of a single issuer, and with respect to the remaining 50% of its total assets, not more than 25% of such assets are invested in the securities of a single issuer. Since, as a "non-diversified" investment company, each Portfolio is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each Portfolio may be subject to greater credit risk with respect to its portfolio securities than an investment company which is more broadly diversified.

Rushmore Maryland Tax-Free Portfolio
The investment objective for the Portfolio is to maximize income for investors that is exempt from federal and Maryland state income taxes. As a matter of fundamental policy, the Portfolio will invest at least 80% of the value of its net assets in securities, the interest on which is exempt from federal income taxes, including the individual alternative minimum tax, and from personal income taxes of the State of Maryland.

While such concentration in securities issued by the State of Maryland and its political subdivisions involves greater risk than a portfolio more broadly invested across many states and municipalities, the Portfolio's investment restrictions should be viewed in light of the economic condition of such entities. Some risk factors affecting Maryland are discussed below.

Maryland has a well-diversified economy with wealth and income levels above the national average. Economic diversity is a key factor when assessing credit worthiness in that it reduces reliance on any one type of industry or economic activity. Principal employment sectors in Maryland are services, wholesale and retail trade, government and manufacturing.

General obligations of the State of Maryland carry the highest rating of AAA by the three major rating services: Standard and Poor's, Moody's and Fitch as of the writing of this Prospectus. All but three of Maryland's twenty-four counties carry general obligation debt ratings of A or higher by at least one of the three major rating agencies with Montgomery County, Baltimore County, and Howard County carrying an AAA rating by at least one of the rating agencies.

The State of Maryland has paid the principal and interest on its general obligation bonds when due for over one hundred twenty years. The state has the authority to make short-term borrowings in anticipation of tax or other receipts, but has not done so for its own needs for over one hundred years.

The factors mentioned above indicate that Maryland and its larger political subdivisions are in satisfactory economic condition. There can, of course, be no assurances made that particular bond issues will not be adversely affected by changes in national, state, or local economic or political conditions.

Rushmore Virginia Tax-Free Portfolio
The investment objective for the Rushmore Virginia Tax-Free Portfolio is to maximize income for investors that is exempt from federal and Virginia state income taxes. The Portfolio will, as a matter of fundamental policy, invest at least 80% of the value of its net assets in securities, the interest on which is exempt from federal income taxes, including the individual alternative minimum tax, and from personal income taxes of the Commonwealth of Virginia.

While such concentration in securities issued by the Commonwealth of Virginia and its political subdivisions involves greater risk than a portfolio more broadly invested across many states and municipalities, the Portfolio's investment restrictions should be viewed in light of the economic condition of such entities.

The Constitution of Virginia limits the ability of the Commonwealth to create debt. An amendment to the Constitution of Virginia, approved by voters in 1984, requires a balanced budget.

General obligation bonds of the Commonwealth of Virginia carried ratings of AAA by Standard and Poor's Corporation and Aaa by Moody's Investors Service, Inc. as of the writing of this Prospectus.

General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. While the obligation to levy taxes could be enforced by mandamus, such a remedy may be impracticable and difficult to enforce.

A holder of any general obligation bond of any governmental issuer in the Commonwealth of Virginia that is in default, may file an affidavit with the Governor setting forth such default. If the Governor determines that such default exists, he is directed to order the state comptroller to withhold funds appropriated and payable by the Commonwealth to the defaulting governmental unit and apply the amount so withheld to cover the default as to such bonds and interest thereon.

Other Considerations
The ability of the Portfolios to achieve their investment objectives are dependent on a number of factors. These factors include the ability of the Adviser to choose suitable tax-exempt securities at a market rate of yield. Municipal securities with longer maturities and a constant interest rate to maturity are generally subject to greater decline in market value than short-term securities when interest rates increase.

Except as stated above, the foregoing investment objective and policies are not fundamental policies of the Fund and may be changed by the Board of Directors of the Fund without shareholder approval.

HOW TO INVEST IN THE PORTFOLIOS

The Fund continuously offers shares for sale. There is no sales charge. The minimum initial investment is $2,500. There is no minimum for subsequent investments.

By Mail
Complete an application and make a check payable to: "Fund for Tax-Free Investors, Inc." Mail the check, along with the application, to:

  Fund for Tax-Free Investors, Inc.
  4922 Fairmont Avenue
  Bethesda, MD  20814

Be certain to specify the portfolio(s) you wish to purchase and the amount of your purchase on the account application form.
Foreign checks will not be accepted.

By Bank Wire
Speak to the Branch Manager of your bank. Request a wire transfer of federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time, to:

  Rushmore Trust and Savings, FSB
  Bethesda, MD
  Routing Number 0550-71084
  For Account of:
     Fund for Tax-Free Investors, Inc.
  Account Number 029385770

AFTER INSTRUCTING YOUR BANK TO TRANSFER FEDERAL FUNDS, YOU MUST TELEPHONE THE FUND AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. EASTERN TIME AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. REMEMBER THAT IT IS IMPORTANT TO COMPLETE THE WIRE TRANSFER BEFORE 4:00 P.M. EASTERN TIME.

Through Brokers
Investors may invest in the Portfolios by purchasing shares through registered broker-dealers. Such broker-dealers who process orders may charge a fee for such service.

The municipal securities market, in which each Portfolio buys and sells its securities, usually requires immediate settlement in federal funds for all securities transactions. Therefore, payment for the purchase of each Portfolio's shares not received in the form of federal funds will be invested in specified Portfolio shares and will begin earning dividends the following day. Payments received by bank wire are converted immediately into federal funds. Orders received prior to 4:00 P.M., Eastern time, will be invested in shares of the specified Portfolio at the next determined net asset value. The Fund reserves the right to reject any purchase orders. All accounts will be held in book entry form. No certificates for shares will be issued. There will be a $10 charge for items returned for insufficient or uncollectible funds.

Purchase orders which do not specify the portfolio in which an investment is to be made will be invested in the Rushmore Tax-
Free Money Market Portfolio.

HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Fund is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Fund, or telephoning (800) 622-1386 or
(301) 657-1510. There are no fees charged for the redemption of shares.

The proceeds of redemptions will be sent directly to the investor's address of record or bank account or brokerage firm specified in the account application. If the investor requests payment of redemptions to a third party or to a location other than his residence, commercial bank(s) or a brokerage firm(s) listed on the account application, the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants.

Normally, the Fund will make payment within one business day for all shares redeemed. However, for investments that have been made by check, withdrawal requests may be delayed up to ten business days or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by check are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of each Portfolio's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of each Portfolio's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

Telephone Redemption
The privilege to initiate redemption transactions by telephone will be made available to each Portfolio's shareholders automatically. Redemptions will be mailed or wired the next business day.

Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption requests and the investor would bear the risk of any
such loss.   The Fund will employ reasonable procedures to
confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions.

Bank Wire Transfers
When you redeem at least $5,000 for deposit to your commercial bank account, the Fund will automatically wire transfer the amount.

Check Transfers
For amounts less than $5,000, investors utilizing certain
Washington, D.C. banks may have checks deposited directly. Check deposits to other banks, or brokerage firms, will be mailed.

Exchange Privilege
Each Portfolio's shares may be exchanged, without cost, for shares of any other Portfolio or for shares of Fund for Government Investors, The Rushmore Fund, Inc., American Gas Index Fund, Inc. or Cappiello-Rushmore Trust on the basis of the respective net asset values of the shares involved, provided such exchange is permitted under the applicable laws of the state of the investor's residence. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds. Telephone exchange privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Portfolios.

TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any account whose average daily balance is below $500. The fee will continue to be imposed during months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds. Because of the expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 in total value in all Tax-Free Portfolios of the Fund due to redemptions or exchanges after providing 60 days written notice.

DIVIDENDS

Each Portfolio distributes all of its net income on a daily basis. Net income consists of all interest income accrued and discount earned, less estimated expenses of the Fund. Capital gains, if any, will be distributed on an annual basis.

Dividends are declared each day that the Fund is open for business. Investors receive dividends in additional shares unless they elect to receive cash. Payment, either in additional shares or in cash, is made on a monthly basis at the net asset value on the payable date. Investors wishing to change the method of receiving dividends must notify the Fund in writing at least one week before payment is to be made.

NET ASSET VALUE

Net asset value of the Portfolios' shares will be determined as of 4:00 P.M. on days when there is sufficient trading in portfolio securities of each Portfolio to affect the net asset value materially. The net asset value per share of each of the Portfolios is calculated by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. To the extent market quotations are not readily available, the Board of Directors will value each Portfolio's portfolio securities in good faith. The Directors will continuously review this method of valuation and recommend changes which may be necessary to assure that the Fund's portfolio instruments are valued at fair value.

The securities of each Portfolio will be valued on the basis of the average of quoted bid and ask prices when market quotations are available. In the absence of readily available market quotations, the Fund may value the securities in good faith based on fair market value. In determining fair market value, the Fund may take into consideration prices supplied by a pricing service, provided the use of the pricing service has been approved by the Board of Directors.

Valuations provided by pricing services are generally determined without exclusive regard to quoted prices. Generally, pricing services consider in their valuation the market activity of similar groups of securities, their yields, quality ratings, maturities, and other characteristics. The share prices of investments in the Portfolios are expected to fluctuate with the movement of municipal bond prices.

INVESTOR ACCOUNTS

The Fund maintains an account for each investor in full and fractional shares. All purchase and sale transactions will be confirmed to the investor. Statements of account showing dividends paid will be sent at least quarterly.

TAXES

Each Portfolio has qualified (and intends to continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code. Because of this qualification, each Portfolio will not be liable for federal income taxes to the extent earnings are distributed. Additionally, each Portfolio qualifies to pay "exempt-interest dividends" within the meaning of the Internal Revenue Code. The qualification will continue if each Portfolio meets certain requirements. One requirement is that at least 50% of the value of each Portfolio's total assets at the close of each quarter of the taxable year consists of obligations, on which the interest is exempt from federal income tax.

Dividends derived from interest on municipal obligations, which constitute exempt-interest dividends, will not be subject to federal income tax, except to the extent such interest is subject to the alternative minimum tax. Net interest on certain "private activity bonds" issued on or after August 8, 1986, is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from each Portfolio are to be treated as interest on "private activity bonds" in proportion to the interest each Portfolio receives from private activity bonds, reduced by allowable deductions. Regarding dividends derived from taxable money market securities, the amount received, subject to repurchase agreements and distributions of each Portfolio's net short-term capital gains, if any, will be taxed as ordinary income whether they are invested in additional shares of either Portfolio or received in cash. Each Portfolio anticipates that any such amounts would be insubstantial in relation to the tax-exempt interest generated by each Portfolio. Each Portfolio will distribute such short-term gains at least annually. Distribution of net long-term capital gains, if any, realized by each Portfolio and designated as capital gains dividends will be made at least annually and will be taxed to shareholders at capital gains' rates regardless of the length of time the shares have been held. Currently, long-term capital gains are taxed at ordinary income rates.

The exemption of interest income for federal income tax purposes may not produce similar exemptions under the tax laws of state or local taxing authorities. In general, only interest earned on obligations issued by the state or locality in which the investor resides will be exempt from state and local taxes. Shareholders should consult their tax advisers concerning the tax status of the dividends from each Portfolio in their own states and localities.

Statements as to the federal tax status of shareholders' dividends and distributions will be mailed by February 15 of each year. Each Portfolio will also report to its shareholders annually the percentage and source, on a state-by-state basis, of interest income received by each Portfolio on municipal obligations.

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

The Fund was incorporated in Maryland on April 8, 1983, and has a present authorized capital of 200,000,000 shares of $.001 par value common stock, which may be issued in three separate classes: the Rushmore Tax-Free Money Market Portfolio, Rushmore
Maryland Tax-Free Portfolio and Rushmore Virginia Tax-Free
Portfolio.

All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares has any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Shares have equal voting rights, except that in a matter affecting only a single portfolio (such as the proposed sale of all the assets of one Portfolio), only shares of that portfolio may be entitled to vote on the matter. Because the shares have non-cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors.

The Board of Directors of the Fund has the authority to classify or reclassify any unissued shares by fixing the number of shares in each of the Portfolios.

Officers and directors of the Fund, as a group, own less than 1% of the shares outstanding.

Shareholders having inquires about the Fund's organization or operation should contact the Fund in writing at 4922 Fairmont
Avenue, Bethesda, Maryland, or by telephone at (301) 657-1500 or
(800) 343-3355.

MANAGEMENT OF THE FUND

Officers and Directors
The Fund has a Board of Directors which is responsible for the general supervision of the Fund's business. The day-to-day operations of the Fund are the responsibility of the Fund's officers. A complete list of the Fund's directors and officers is contained in the Statement of Additional Information.

Investment Adviser and Administrative Servicing Agent
The Fund is provided investment advisory and management services by Money Management Associates (the "Adviser"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the Adviser to Fund for Government Investors, The Rushmore Fund, Inc., Fund for Tax-Free Investors, Inc. and American Gas Index Fund, Inc. Daniel L. O'Connor is the sole general partner of the Adviser, and as such, exercises control of the Adviser. Investment decisions are made by committee and no person is primarily responsible for making recommendations to that committee.

Under an Agreement with the Adviser, the Fund pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Money Market Portfolio, 0.625% of the net assets of Maryland Portfolio and 0.625% of the net assets of the Virginia Portfolio. The Rushmore Virginia and Maryland Tax-Free Portfolios' total operating expenses were 0.93% and 0.93%, respectively, for the 1996 fiscal year.


Effective September 1, 1993, the Board of Directors approved an arrangement whereby Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, a majority-owned subsidiary of the Adviser, provides the Fund with custodial, transfer agency, dividend-disbursing, and other shareholder services. The Fund pays an annual fee of 0.25% (25/100 of 1%) of average daily net assets for the Money Market Portfolio and 0.30% (30/100 of 1%) of average daily net assets for the Maryland and Virginia Portfolios for these services.

CONTENTS


                                         Page                           [LOGO]

Fee Table                                 2
                                                   FUND FOR TAX-FREE INVESTORS
Financial Highlights                     3,4
                                                   Maryland Tax-Free Portfolio
                                                   Virginia Tax-Free Portfolio

Performance Data                          6                         Prospectus

Investment Objectives, Policies and                                May 1, 1997
  Practices                               6

Risk Considerations                       8

How to Invest in the Portfolios          10

How to Redeem an Investment
  (Withdrawals)                          11

Transaction Charges                      12

Dividends                                13

Net Asset Value                          13

Investor Accounts                        13

Taxes                                    13

Organization and Description of
   Common Stock                          14

Management of the Fund                   15

                          PART B

                FUND FOR TAX-FREE INVESTORS, INC.


            4922 Fairmont Avenue, Bethesda, MD  20814
                         (301) 657-1500
                         (800) 343-3355



               STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated
May 1, 1997. A copy of the Prospectus may be obtained without charge by writing or telephoning the Fund.

The date of this Statement of Additional Information is May 1, 1997.

                        FUND FOR TAX-FREE INVESTORS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                                Table of Contents



                                 Cross Reference to Related Item in Prospectus

                                                   Page in
                                    Page in        Rushmore        Page in
                                    Statement      Maryland        Tax-Free
                                        of         and Virginia    Money Market
                                    Additional     Tax-Free        Portfolio
                                    Information    Portfolios'     Prospectus
                                                   Prospectus


Investment Objective and Policies         3              6              4

Investment Restrictions                   3              6              4

Management of the Fund                    3             15             11

Principal Holders of Securities           4             --             --

Investment Advisory and
  Other Services                          4             15             11

Net Asset Value                           5             13              9

Calculation of Performance Data           6              6              4

Calculation of Yield Quotations           6              6              4

Auditors and Financial Statements         7            3,4              3

INVESTMENT OBJECTIVES AND POLICIES

The Fund may invest only in municipal obligations and United States Government securities of the quality specified in the prospectus under "Investment Objectives and Policies." The Fund has therefore adopted the investment restrictions listed below. These restrictions, which apply to each Portfolio, may not be changed without prior approval of a majority of holders of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

1. The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding.

2. The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may not enter into put or call options except in connection with stand-by commitments.

3. The Fund may not make loans except through repurchase agreements. (See "Investment Objectives and Policies")

4. The Fund may not underwrite securities of any other issuer.

5. The Fund may not purchase or sell real estate; however, the Fund may invest in municipal obligations secured by real estate or interests therein.

6. The Fund may not purchase or sell restricted securities, commodities or commodity contracts, nor may it issue senior securities.

7. The Fund may not purchase securities of any issuer if, as a result of such a purchase, more than 25% of the Fund's total assets would be invested in any one industry. There is no limitation, however, as to investments in municipal obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or in obligations of the United States Government, its agencies or instrumentalities, which are purchased on a temporary basis in accordance with the Fund's investment objective and policies.


HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

Tax-Free Money Market Portfolio Draft Check Redemption
Investors may elect to redeem shares of the Money Market Portfolio by draft check (minimum check - $250) made payable to the order of any person or institution. Shares of the Maryland and Virginia Portfolios cannot be redeemed by draft check. Upon the Fund's receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Fund's account and are paid through Rushmore Trust and Savings, FSB.
The Fund reserves the right to change or suspend the checking service. THESE DRAFT CHECKS CANNOT BE CERTIFIED, NOR CAN THESE CHECKS BE NEGOTIATED FOR CASH AT RUSHMORE TRUST AND SAVINGS, FSB. There will be a $10 charge for each stop payment request on the draft checks. Investors will be subject to the same rules and regulations that the bank applies to checking accounts. Shares held in certificate form may not be redeemed, and investors' accounts may not be closed by writing a draft check.


MANAGEMENT OF THE FUND

Directors and Officers of the Fund and Officers of the Adviser, together with information as to their principal business occupations during the past five years, are set forth below. Officers of the Fund do not receive salaries or other forms of compensation from the Fund. Non-interested Directors' fees and expenses will be paid by the servicing agent. Non-interested Directors were paid an annual fee of $3,000. For the year ended December 31, 1996, such fees amounted to $14,250.

*Daniel L. O'Connor, 55 - Chairman of the Board of Directors, Treasurer and Director of the Fund. President of the Fund 1974 to 1981. General Partner of the adviser since 1975. President of Rushmore Trust and Savings, FSB since 1989. Address: 1001 Grand Isle Way, Palm Beach Gardens, FL 33418.

*Richard J. Garvey, 64 - President and Director of the Fund. Executive Vice President, 1974 to 1981. Employee of Rushmore Services, Inc., a subsidiary of the Adviser, since 1995. Limited Partner of the Adviser since 1975. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

Jeffrey R. Ellis, 52 - Director of the Fund.  Vice President,
LottoFone, Inc., a telephone state lottery service, since 1993.
Vice President Shoppers Express, Inc. 1988-1992.  Address: 513
Kerry Lane, Virginia Beach, Virginia 23451.

Bruce C. Ellis, 52 - Director of the Fund.  Vice President,
LottoFone, Inc., a telephone state lottery service, since 1991.
Vice President, Shoppers' Express, Inc. 1986-1992.  Address: 7108
Heathwood Court Bethesda, Maryland  20817.

Patrick F. Noonan, 54 - Director of the Fund. Chairman and Chief Executive Officer of the Conservation Fund since 1986. Chairman, American Farmland Trust and Trustee, American Conservation Association since 1985. President, Conservation Resources, Inc. since 1981. Address: 11901 Glen Mill Drive, Potomac, Maryland 20854.

Michael D. Lange, 55 - Director of the Fund. Vice President, Capital Hill Management Corporation since 1967. Owner of Michael
D. Lange, Ltd., a builder and developer since 1980. Partner of Greatful Falls, a building developer since 1994. Address: 7521 Pepperell Drive, Bethesda, Maryland 20817.

Leo Seybold, 83 - Director of the Fund.  Retired 1988.  Address:
5804 Rockmere Drive, Bethesda, Maryland 20816.

*Rita A. Gardner, 53 - Director of the Fund.  Retired 1996.
Limited Partner of the Adviser since 1979.  Vice President and
Director of MMA Services, Inc. until 1993.  Address:  311
Yorktown Village Pass, Annandale, Virginia  22003.

*Timothy N. Coakley, CPA, 30 - Vice President and Controller since 1994. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte & Touche LLP until 1994. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.

*Stephenie E. Adams, 28 - Secretary. Manager, Fund Administration and Marketing, Rushmore Services, Inc., from July 1994 to present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

* Indicates interested person as defined by the Investment Company Act of 1940.


PRINCIPAL HOLDERS OF SECURITIES

On April 3, 1997, there were outstanding 21,250,847.23 shares of the Money Market Portfolio, 4,144,631.81 shares of the Rushmore Maryland Tax-Free Portfolio, and 2,956,669.09 shares of the Rushmore Virginia Tax-Free Portfolio. Shareholders Roger W. Jones, Falls Church, Virginia, and Robert P. and Maryann Nirschl, McLean, Virginia, owned 9.39% and 5.12%, respectively, of the Virginia Tax-Free Portfolio. Charles Schwab & Co., San Francisco, California, held for the benefit of others, 6.64% of the Virginia Tax-Free Portfolio. No shareholder owned more than 5% of the outstanding shares of the Tax-Free Money Market Portfolio or the Maryland Tax-Free Portfolio. Officers and directors of the Fund, as a group own less than 1% of the shares outstanding.


INVESTMENT ADVISER AND OTHER SERVICES

The Fund is provided investment advisory and management services by Money Management Associates (the "Adviser"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the investment adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., and American Gas Index Fund, Inc. Certain officers and directors of the Fund are affiliated with Fund for Government Investors, The Rushmore Fund, Inc., American Gas Index Fund, Inc. or with the Adviser. (See "Management of the Fund.")

Under an Investment Advisory Agreement with the Adviser, dated July 12, 1983 (the "Agreement"), the Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. Pursuant to the Agreement, the Fund pays the Adviser a fee at an annual rate based on 0.50% of the net assets of the Money Market Portfolio, 0.625% of the net assets of the Rushmore Maryland Tax-Free Portfolio and 0.625% of the net assets of the Rushmore Virginia Tax-Free Portfolio. Under the Agreement, the Adviser will reimburse the Fund for expenses which exceed one percent of the average daily net assets per annum. Reimbursable expenses include the investment advisory fee, but exclude interest and extraordinary legal expenses. Normal expenses which are borne by the Fund, include, but are not limited to, taxes, corporate fees, interest expenses (if any), office expenses, the costs incident to preparing, registering and redeeming stock certificates for shareholders, custodian charges, the expenses of shareholders' and directors' meetings, data processing, preparation, printing and distribution of all reports and proxy materials, legal services rendered to the Fund, compensation for those directors who do not serve as employees of the Adviser, insurance coverage for the Fund and its directors and officers, and its membership in trade associations. The Adviser may, from time to time, make payments to broker-dealers and others for their expenses in connection with the distribution of Fund shares. Although such payments may be based upon the number of shares distributed, it is the understanding of the Adviser that such payments will be for reimbursement and will not exceed the expenses of the recipients in arranging for and administering distribution of Fund shares. For the fiscal year ended December
31, 1996, 1995 and 1994, the Fund paid the following advisory fees to the Adviser:

                                     1996        1995        1994

Tax-Free Money Market Portfolio    $  98,353   $ 112,637   $ 122,333
Maryland Tax-Free Portfolio        $ 297,831   $ 297,506   $ 330,178
Virginia Tax-Free Portfolio        $ 203,550   $ 195,452   $ 200,478

Daniel L. O'Connor is the sole general partner of the Adviser, and, as such, exercises control thereof.

The Agreement was last renewed by the Board of Directors on October 31, 1996 and shall be renewed annually, if approved by either of two methods: (1) by the Board of Directors, including approval by a majority of the non-interested directors by vote cast in person at a meeting called for that purpose, or (2) by a majority of those shareholders of the outstanding voting securities of the Fund and the non-interested directors. The Agreement may be canceled without penalty on sixty days' notice by the Board of Directors of the Fund, by the Adviser or by vote of the holders of a majority of the Fund's shares. The agreement will terminate automatically in the event it is assigned.


Effective September 1, 1993, the Board of Directors approved an arrangement whereby Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, acts as the Fund's custodian, transfer agent, dividend disbursing agent and shareholder servicing agent. The Fund pays RTS an annual fee of 0.25% (25/100 of 1%) of average daily net assets for the Money Market Portfolio and 0.30% (30/100 of 1%) of average daily net assets for the Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolios for these services. The non-interested directors of the Fund have reviewed the fee structure and determined that it is competitive and in the best interests of the shareholders of the Fund. The fees will be reviewed and approved annually by the non-interested directors. The Fund is subject to the self-custodian rules of the Securities and Exchange Commission. These rules require that the custodian be subject to three securities verification examinations each year conducted by the Fund's independent accountants. Two of the examinations must be performed on an unannounced surprise basis.

NET ASSET VALUE

Net asset value of the Fund's Money Market shares will be determined as of 12:00 Noon, and the net asset value of Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolio shares will be determined as of 4:00 P.M., Eastern time, on days when there is sufficient trading in portfolio securities of the Fund to affect the net asset value materially. The net asset value per share of each of the Portfolios is calculated by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. To the extent market quotations are not readily available, the Board of Directors will value the Fund's portfolio securities in good faith. The Directors will continuously review this method of valuation and recommend changes which may be necessary to assure that the Fund's Portfolio instruments are valued at fair value.

Money Market Portfolio
The Money Market Portfolio intends to value its Portfolio securities at their amortized cost value pursuant to Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any purchase discount or premium. While this method provides certainty in calculation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments using a method of valuation based upon market prices of its portfolio securities. The converse would apply in a period of rising interest rates.

As a condition to the use of amortized cost and maintenance of the Fund's per share net asset value of $1.00, the Fund has agreed that the Money Market Portfolio will maintain a dollar-weighted average maturity of 90 days or less and, except for certain variable rate securities, will purchase only securities having remaining maturities of 397 days or less. The Board of Directors has also agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures will include review by the Board of Directors, at such intervals as it may be deemed appropriate, to determine whether the Money Market Portfolio's net asset value, calculated by using available market quotations, deviates from $1.00 per share based on amortized cost. The extent of any deviation between the Money Market Portfolio's net asset value based on market value and the $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1% the Board of Directors will promptly consider what action, if any, will be initiated. If the Board of Directors determines that a deviation exists, which may result in material dilution or other unfair results to new investors or existing shareholders, it will consider corrective action. This action might include selling securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolios The securities of these Portfolios will be valued on the basis of the average of quoted bid and ask prices when market quotations are available. In the absence of readily available market quotations, the Fund may value the securities in good faith based on fair market value. In determining fair market value, the Fund may take into consideration prices supplied by a pricing service, provided the use of the pricing service has been approved by the Board of Directors. Valuations provided by pricing services are generally determined without exclusive regard to quoted prices. Generally, pricing services consider in their valuation the market activity of similar groups of securities, their yields, quality ratings, maturities, and other characteristics. The share prices of investments in the Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolios are expected to fluctuate with the movement of municipal bond prices.

TAXES

Interest incurred on borrowings made to purchase shares of the Fund is not deductible. In addition, entities or persons who are "substantial users" (or persons related to "substantial users"), as defined by the Internal Revenue Code and the regulations thereunder, of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. The income from those bonds may not be tax-exempt for "substantial users."

CALCULATION OF PERFORMANCE DATA

The yield for the Rushmore Tax-Free Money Market Portfolio is calculated by multiplying the total dollar amount of dividends declared on the Portfolio by 365 days and dividing the results by the net assets of the Portfolio. The total amount of dividends earned is equal to the earnings realized on the investment securities held by the portfolio less management fees and a provision for ordinary expenses.

The yield quotation for the Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolios are based on the 30-day period ended December 31, 1996 computed by dividing the net investment income per share earned during the period by the offering price per share on December 31, 1996.

Total returns for the Rushmore Maryland Tax-Free and Rushmore
Virginia Tax-Free Portfolios are computed by calculating the average annual compounded rates of return over the one-year, five-year and ten year periods ending December 31, 1996.

Comparative Performance Data
The Fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. More up-to-date performance data may be provided as it becomes available. From time to time, the Fund may provide information concerning general economic conditions, financial trends, and analysis and supply comparative performance and rankings, with respect to comparable investments for the same period, for unmanaged market indexes such as the Dow Jones Industrial Average, Standard & Poor's 500 IndexTM, Shearson Lehman Bond Indexes, Merrill Lynch Bond Indexes, Bond Buyer Index, and from recognized independent sources such as Donoghue's Money Fund Report, Donoghue Money Letter, Bank Rate Monitor, Money Magazine, Forbes, Lipper, Standard & Poor's Corporation, CDA/Wiesenberger Investment Technologies, Inc. ("CDA"), Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Sourcebook, Fortune, Business Week, Changing Times, The Wall Street Journal, Investor's Daily and Schabacker Investment Management, Inc. Comparisons may also be made to Consumer Price Index, rate of inflation, bank money market rates, rates of certificates of deposit, Treasury Bills and Treasury Bond rates and yields.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP independent certified public accountants, are the auditors of the Fund. Rushmore Trust and Savings, FSB, Bethesda, Maryland, acts as custodian bank for the Fund.

FINANCIAL STATEMENTS

The Fund incorporates by reference in this Statement of Additional Information the financial statements and notes contained in its annual report to the shareholders for the year ended December 31, 1996.

                               ANNUAL REPORT, December 31, 1996
                               FUND FOR TAX-FREE INVESTORS, INC.
Deleted                        4922 Fairmont Avenue, Bethesda, MD 20814
Rushmore Logo                  (800) 622-1386 (301) 657-1510




Dear Shareholders:

The Federal Reserve began last year by reducing interest rates by 25 basis points in January, and as it turns out, that would be the last adjustment for 1996. Inflationary fears began to creep into the market culminating in a peak in rates above 7% in the 30 year Treasury bond, before retracing much of this increase by year end, as these fears began to subside.

The municipal bond market was affected by several factors in 1996. Included among them were the continued stock market surge, with over 40 new record highs in the Dow, an ease in tax-reform fears, and an increased volatility on individual economic data releases. All eyes will continue to be on the Federal Reserve's take of the economy in 1997, for clues to their interest rate policy. Another key to the municipal market in 1997 will be the performance of the streaking equity markets. Should these markets start to show signs of slowing, bonds stand to benefit from crossover interest.

              Tax-Free Money Market Portfolio

The Tax-Free Money Market Portfolio invests in high quality, tax-exempt municipal securities with maturities of less than one year. Fund For Tax-Free Investors Money Market Portfolio had an annualized net investment income of 2.67% of net assets for the year ended December 31, 1996, compared to 3.04% for 1995. On December 31, 1996, the Portfolio's average maturity was 55 days.

           Maryland and Virginia Tax-Free Portfolios

Both the State of Maryland and the State of Virginia remain in a group of nine states to hold a debt rating of AAA, with each state benefiting from a wealthy and diversified economic base, as well as a conservative approach to debt policy and financial operations. Maryland has been able to adjust its budget to compensate for slower growth, and as a result has rebuilt its reserves. Virginia continues to see moderate growth in its economy, with unemployment staying below the national level.

Fund for Tax-Free investors Maryland Portfolio had a total return of 3.21% for the year ended December 31, 1996. On an annualized basis, net income averaged 4.92% of net assets for the year. Net assets for the Maryland Portfolio stood at $44.4 million at 1996 year end, and had an average maturity of 16.4 years.

The Maryland Portfolio continues to maintain investment in high quality bonds with over 87% of the Portfolio having a rating of AA or better.

Fund for Tax-Free Virginia Portfolio ended 1996 with a 2.91% total return. On an annualized basis, net income averaged 4.84% of net assets for the year ended December 31, 1996. Net assets for the Virginia Portfolio stood at $32.4 million at year end, and had an average maturity of 16.8 years. The quality of securities in the Virginia Portfolio remain high with over 88% its bonds rated AA or above.

                            Outlook

We look for the economy to continue to grow at a moderate and sustainable pace in 1997. Economic data will remain a prominent factor, as market participants keep watch for any potential inflationary data that could cause the Fed to intervene, which may result in some market volatility. The performance of the stock markets will also play a major role, as its record breaking performance has kept the spotlight on equities. Should sentiment begin to change, bonds could begin to see more money come in from these markets. We also look for municipal issuance not to increase in 1997, as municipalities adhere to budget constraints.

As always management will maintain its long-term, conservative investment strategy. Fund for Tax-Free Investors, Inc. invests in only high quality issues that we feel provide the best value along the yield curve. We thank you for your continued support, and look forward to serving your investment needs in the future.

Sincerely,




Daniel L. O'Connor                        Richard J. Garvey
Chairman                                  President

February 10, 1997

                                            FUND FOR TAX-FREE INVESTORS, INC.
                                               STATEMENT OF NET ASSETS
                                                MONEY MARKET PORTFOLIO

                                                  December 31, 1996

                                       Face          Value                                                  Face          Value
                                       Value       (Note 1)                                                 Value        (Note 1)
Arizona 2.55%                                                        Maryland 6.88%
Glendale General Obligation                                          Baltimore Industrial
  7.00%, 7/01/97 AAA                $  475,000     $  482,121        Development
                                                                     Authority Floating Rate Notes
California 6.92%                                                       3.70%, 8/01/16# A-1               $  100,000    $   100,000
California School Cash Reserve                                       Maryland Health and Higher
Program Revenue                                                      Education
   4.75%, 7/02/97 SP1+                 800,000        803,456        Loyola College Issue B
San Diego Area Local                                                 Floating Rate Notes
Government Revenue                                                     4.30%, 10/01/13# AAA                 400,000        400,000
Anticipation Note General                                            Washington Suburban
Obligation                                                           Sanitation
  4.75%, 10/01/97 SP1+                 500,000        503,765        Floating Rate Notes
                                                                       4.10%, 1/01/99# A-1+                 800,000        800,000
  State Total                                       1,307,221
                                                                       State Total                                       1,300,000

Colorado 11.12%
Colorado Student Obligation                                          Minnesota 21.93%
Board Authority Floating Rate                                        Beltrami County
Notes                                                                Environmental
  3.90%, 8/01/00# A-1+                 800,000        800,000        Floating Rate Notes
Denver Airport Floating Rate                                           5.00%, 12/01/21# A-1+                100,000        100,000
Notes                                                                City of Minneapolis Housing
  4.35%, 12/01/25# A-1+                800,000        800,000        Development Floating Rate
Pitkin County Housing                                                Notes
Revenue Series 1996A Floating                                          4.15%, 9/01/26# VMIG1                500,000        500,000
Rate Notes                                                           City of St. Louis Park
  4.20%, 12/01/24# A-1+                500,000        500,000        Series 1985 Floating Rate
                                                                     Notes
  State Total                                       2,100,000          4.15%, 2/01/06# A-1                  230,000        230,000
                                                                     Minnesota State General
Georgia 2.81%                                                        Obligation
Georgia Municipal Electric                                             7.10%, 8/01/97 AAA                   500,000        509,609
Authority Revenue                                                    Minnesota State Higher
  7.75%, 1/01/97 AAA                   520,000        530,400        Education Floating Rate Notes

Iowa 1.59%                                                             4.35%, 12/01/24# VMIG1               500,000        500,000
Iowa Housing Financial                                               Olmsted County General
Authority                                                            Obligation
Floating Rate Notes                                                    6.55%, 2/01/97 AA+                   800,000        801,976
  4.25%, 5/01/97# A-1+                 300,000        300,000        St. Paul Housing Development
                                                                     Floating Rate Notes
                                                                       4.15%, 3/01/13# A-1+                 300,000        300,000
Louisiana 6.68%                                                      St.  Paul United Way Project
Louisiana State                                                      Floating Rate Notes
General Obligation                                                     4.20%, 12/01/18# A-1                 400,000        400,000
  7.00%, 8/01/97 AAA                   350,000        362,304        Waconia Industrial
New Orleans Aviation Floating                                        Development Revenue Floating
Rate Notes                                                           Rate Notes
  3.45%, 8/01/16# A-1+                 900,000        900,000          4.40%, 10/01/16# A-1                 800,000        800,000

  State Total                                       1,262,304          State Total                                       4,141,585



                                                      STATEMENT OF NET ASSETS

                                                MONEY MARKET PORTFOLIO (Continued)

                                                          December 31, 1996

                                        Face          Value                                                 Face          Value
                                       Value        (Note 1)                                                Value        (Note 1)

Montana 3.18%                                                        Texas 6.73%
Montana State Health Floating                                        Port Arthur Floating Rate
Rate Notes                                                           Notes
  4.20%, 12/01/15# A-1+             $  600,000     $  600,000          5.10%, 5/01/03# P-1               $  700,000    $   700,000
                                                                     Wichita Falls General
New Hampshire 2.65%                                                  Obligation
New Hamphshire Health                                                  4.10%, 9/01/97 AAA                   570,000        571,645
Floating Rate Notes
  4.25%, 11/01/21# VMIG1               500,000        500,000          State Total                                       1,271,645

New Mexico 2.65%                                                     Virginia 8.48%
New Mexico State Severence                                           Fairfax County General
Tax Series B Revenue                                                 Obligation
  4.00%, 7/01/97 AA                    500,000        500,850          6.85%, 4/01/97 AAA                   400,000        402,924
                                                                     Henrico Industrial
New York 7.94%                                                       Development Authority
Nassau County Bond                                                   Floating Rate Notes
Anticipation Notes Series C                                            5.10%, 5/01/24# VMIG1                600,000        600,000
General Obligation                                                   Virginia Public School
  4.25%, 3/14/97 SP1                   400,000        400,552        Authority Revenue
Nassau County Revenue                                                  7.40%, 1/01/97 AA                    600,000        600,000
Anticipation Notes General
Obligation                                                             State Total                                       1,602,924
  3.50%, 3/05/97 SP1                   200,000        199,943        West Virginia 3.83%
New York, New York Series B                                          Kanawha County Building
Subseries B2 Floating Rate                                           Commission Charleston Area
Notes                                                                Medical Center Revenue
  5.00%, 8/15/03# A-1+                 100,000        100,000          7.10%, 6/01/97 AAA                   700,000        724,017
New York, New York
Subseries A5 Floating Rate                                           Total Investments 102.83%
Notes                                                                  (Cost $19,423,562*)                              19,423,562
  5.00%, 8/01/15# A-1+                 100,000        100,000        Liabilities Less Other Assets
New York City Municipal                                                (2.83)%                                            (534,040)
Water Finance Authority
Floating Rate Notes                                                  Net Assets (Note 5) 100.00%                       $18,889,522
  5.00%, 6/15/22# A-1+                 700,000        700,000        Net Asset Value Per Share
                                                                       (Based on 18,889,522 shares
  State Total                                       1,500,495          Outstanding)                                          $1.00

North Carolina 4.24%
City of Winston-Salem Floating                                                  *Same cost is used for Federal income tax purposes.
Rate Notes                                                                             Security ratings are unaudited.
  4.30%, 4/01/00# A-1+                 800,000        800,000                         See Notes to Financial Statements.

Ohio 2.65%
Ohio State Education Facility                                                   #-Daily or Weekly Tender Bond
Floating Rate Notes
  2.80%, 10/01/15# A-1+                500,000        500,000



                                                         -  4 -



                                               FUND FOR TAX-FREE INVESTORS, INC.
                                                    STATEMENT OF NET ASSETS
                                                       VIRGINIA PORTFOLIO

                                                        December 31, 1996
                                       Face          Value                                                  Face           Value
                                      Value         (Note 1)                                                Value        (Note 1)
Alexandria Industrial                                                Henrico County Industrial
Development Authority                                                Development Authority
Revenue                                                              Revenue
  7.40%, 1/01/08 A+                 $  175,000     $  176,173          7.125%, 8/01/21 AA                $  400,000    $   449,444
Arlington County General                                             Henrico County Industrial
Obligation                                                           Development Authority
  6.00%, 8/01/12 AAA                   500,000        529,865        Floating Rate Notes
  5.40%, 6/01/13 AAA                 1,000,000      1,010,140          5.10%, 5/01/24# VMIG1                200,000        200,000
  5.375%, 12/01/16 AAA               1,000,000      1,000,820        Henrico County Water &
Chesapeake Bay Bridge &                                              Sewer Revenue
Tunnel Revenue                                                         6.45%, 5/01/02 AAA                   300,000        327,144
  5.25%, 7/01/19 AAA                 1,000,000        959,240          6.25%, 5/01/13 AA-                   500,000        514,525
Chesapeake Water & Sewer                                             Henry County General
System Revenue                                                       Obligation
  6.50%, 7/01/05 A+                    270,000        294,883          8.825%, 11/01/05 Aaa                 200,000        258,652
Chesterfield County General                                          Isle of Wight County General
Obligation                                                           Obligation
  6.25%, 7/15/11 AA+                   300,000        319,218          6.70%, 1/01/12 A                     200,000        215,054
Chesterfield County Water &                                          James City County General
Sewer Revenue                                                        Obligation
  6.375%, 11/01/07 AA                  300,000        325,683          5.25%, 12/15/15 AAA                1,000,000        971,910
  6.375%, 11/01/10 AA                  500,000        533,230        Leesburg General Obligation
Danville General Obligation                                            5.50%, 6/01/13 AAA                   500,000        500,365
  6.50%, 5/01/11 A                     250,000        265,140        Loudoun County Sanitation
Fairfax County Economic                                              Authority Revenue
Development Authority Lease                                            6.25%, 1/01/10 AAA                   550,000        585,926
Revenue                                                                6.25%, 1/01/16 AAA                   500,000        524,670
  5.50%, 5/15/18 AA                  2,000,000      1,958,040        Metropolitan Washington, D.C.
Fairfax County Industrial                                            Airport Authority Revenue
Development Authority                                                  6.50%, 10/01/06 AAA                  300,000        325,791
Revenue                                                                5.90%, 10/01/09 AAA                  300,000        310,536
  5.25%, 8/15/19 AA                    500,000        473,995          7.60%, 10/01/14 AA-                  125,000        137,735
Fairfax County Resource                                              Newport News General
Recovery Revenue                                                     Obligation
  7.75%, 2/01/11 A+                    300,000        323,610          6.125%, 6/01/12 AA-                  270,000        283,316
Fairfax County Water Authority                                       Norfolk General Obligation
Revenue                                                                5.75%, 6/01/13 AAA                   500,000        509,065
  5.80%, 1/01/16 AAA                   500,000        512,195        Norfolk Water Revenue
  6.00%, 4/01/22 AA-                 1,000,000      1,028,750          5.75%, 11/01/12 AAA                  500,000        512,520
Hampton General Obligation                                             5.875%, 11/01/15 AAA                 500,000        513,670
  6.00%, 1/15/14 AA-                   350,000        363,353        Portsmouth General Obligation
Hanover City Water & Sewer                                             6.375%, 8/01/11 AA-                  200,000        210,656
Revenue                                                              Portsmouth Redevelopment &
  5.25%, 2/01/16 AAA                   500,000        485,320        Housing Authority Revenue
                                                                       6.05%, 12/01/08 AAA                  500,000        525,065



                                                                - 5 -



                                                       STATEMENT OF NET ASSETS
                                                    VIRGINIA PORTFOLIO (Continued)

                                                        December 31, 1996
                                       Face           Value                                                Face            Value
                                       Value        (Note 1)                                              Value           (Note 1)
Potomac & Rappahannock                                               Virginia Port Authority
Transportation District                                              Revenue
Commission Revenue                                                     5.90%, 7/01/16 A+                 $  500,000    $   509,195
   6.70%, 3/01/11 AAA               $  600,000     $  638,466        Virginia Public Building
Prince William County General                                        Authority Revenue
Obligation                                                             5.00%, 8/01/15 AA                  1,000,000        942,210
  6.20%, 12/01/11 AA                   300,000        314,163          5.20%, 8/01/16 AA                  1,000,000        964,250
Prince William County                                                Virginia Public School
Industrial Development                                               Authority Revenue
Authority Revenue                                                      6.20%, 8/01/13 AA                    320,000        340,416
  7.25%, 3/01/00 NR                    250,000        275,810          5.00%, 8/01/16 AA                    500,000        470,230
Prince William County Park                                           Virginia Resource Authority
Authority Revenue                                                    Revenue
  6.875%, 10/15/16 A-                  500,000        533,320          6.75%, 10/01/04 NR                   240,000        272,126
Richmond Metro Authority                                               6.00%, 10/01/12 AA                   400,000        408,900
Revenue                                                                6.45%, 4/01/13 AA                    300,000        316,086
  6.10%, 7/15/06 AAA                   300,000        324,294        Virginia Transportation Board
  6.375%, 7/15/16 AAA                  500,000        530,015        Revenue
Southeastern Virginia Public                                           6.00%, 4/01/10 AA                    300,000        313,026
Service Authority Revenue                                            Total Investments 97.13%
  5.15%, 7/01/09 AAA                   500,000        494,105          (Cost $30,263,876*)                              31,427,273
Suffolk General Obligation                                           Other Assets Less Liabilities
  6.00%, 8/01/13 A                     500,000        513,745          2.87%                                               927,471
Upper Occoquan Sewer
Authority Revenue                                                    Net Assets (Note 5) 100.00%                       $32,354,744
  5.15%, 7/01/20 AAA                 1,000,000        941,590        Net Asset Value Per Share
Virginia Beach General                                                 (Based on 2,917,394 Shares
Obligation                                                             Outstanding)                                         $11.09
  6.50%, 8/01/07 AA                    500,000        544,995
  5.90%, 9/01/08 AA                    500,000        530,580               *Same cost is used for Federal income tax purposes.
  5.85%, 11/01/12 AA                   500,000        517,335                             Security ratings are unaudited.
Virginia College Building                                                                See Notes to Financial Statements.
Authority Revenue
  6.625%, 5/01/13 A-                   300,000        313,401
  5.75%, 1/01/14 AA                    500,000        506,305               #-Daily or Weekly Tender Bond
Virginia Housing Development
Authority Revenue
  7.40%, 7/01/09 AA+                   200,000        208,444
  6.625%, 7/01/13 A+                   275,000        284,787
  5.95%, 7/01/13 AA+                   500,000        510,965
  5.35%, 7/01/16 AA+                   500,000        472,815


                                              - 6 -

                                        FUND FOR TAX-FREE INVESTORS, INC.
                                            STATEMENT OF NET ASSETS
                                              MARYLAND PORTFOLIO

                                              December 31, 1996
                                       Face            Value                                               Face            Value
                                      Value          (Note 1)                                              Value         (Note 1)
Anne Arundel County Water &                                          Howard County Public
Sewer General Obligation                                             Improvement General
  6.20%, 8/01/12 AA+                $  725,000     $  770,508        Obligation
  6.00%, 7/15/13 AA+                   500,000        518,675          6.00%, 5/15/14 AA+                $  500,000    $   515,415
  6.30%, 8/01/16 AA+                   500,000        535,860          5.50%, 2/15/16 AA+                 1,500,000      1,511,610
  6.30%, 8/01/19 AA+                   725,000        774,409        Howard County Special
Anne Arundel County                                                  Facilities Revenue
Pollution Control Revenue                                              6.10%, 2/15/13 AA-                   500,000        515,110
  6.00%, 4/01/24 A                   1,230,000      1,250,812        Laurel General Obligation
Anne Arundel County Solid                                              6.70%, 7/01/01 AAA                   600,000        665,130
Waste Project General                                                Maryland Community
Obligation                                                           Development Administration
  5.50%, 9/01/15 AA+                   500,000        489,680        Revenue
Baltimore City General                                                 6.60%, 4/01/06 Aa                    200,000        211,050
Obligation                                                             7.375%, 4/01/10 Aa                   495,000        519,413
  6.40%, 10/15/02 AAA                  465,000        509,054          7.25%, 4/01/11 Aa                    200,000        211,260
  5.50%, 10/15/10 AAA                1,000,000      1,020,800          7.15%, 4/01/11 Aa                    405,000        424,845
Baltimore City Revenue                                                 7.25%, 4/01/16 Aa                    275,000        281,108
  6.00%, 7/01/15 AAA                   500,000        523,450          7.70%, 5/15/20 Aa                    250,000        263,293
Baltimore County General                                               7.40%, 5/15/24 Aa                    125,000        131,711
Obligation                                                             7.25%, 4/01/27 Aa                    385,000        404,212
  6.125%, 7/01/08 AAA                  500,000        537,765        Maryland General Obligation
  6.70%, 7/01/11 AAA                   600,000        630,348          5.00%, 10/15/11 AAA                1,000,000        976,440
  5.50%, 6/01/12 AAA                 1,000,000      1,017,780        Maryland Health & Higher
  6.70%, 7/01/16 AAA                   500,000        525,140        Education Facilities Authority
Baltimore Port Facility                                              Revenue
Revenue                                                                5.70%, 7/01/09 A                     500,000        512,170
  6.50%, 12/01/10 AA-                  400,000        432,744          5.25%, 7/01/13 AAA                   500,000        482,355
  6.50%, 10/01/11 AA-                  250,000        269,505          6.125%, 7/01/14 AAA                  500,000        521,200
  6.50%, 10/01/11 AA-                  250,000        269,505          5.50%, 10/01/16 AAA                1,000,000      1,000,000
Calvert County Pollution                                               6.50%, 7/01/17 A                     200,000        207,188
Control Revenue                                                        6.125%, 7/01/19 AAA                  500,000        519,330
  5.55%, 7/15/14 A                   1,000,000        987,840        Maryland Industrial
Carroll County General                                               Development Revenue
Obligation                                                             7.125%, 7/01/06 A-                   300,000        310,941
  6.10%, 10/01/08 AA                   380,000        410,085        Maryland Stadium Authority
  7.10%, 10/01/09 AA                   235,000        261,376        Sports Revenue
  7.25%, 10/01/15 AA                   300,000        331,908          7.375%, 12/15/04 AA-                 425,000        465,473
  5.30%, 11/01/15 AA                 1,000,000        985,870          7.50%, 12/15/10 AA-                  695,000        758,196
  6.50%, 10/01/24 AA                   225,000        244,805          5.875%, 12/15/13 AAA               1,000,000      1,029,590
Frederick County General                                               5.375%, 12/15/15 AA                  500,000        490,090
Obligation                                                             7.60%, 12/15/19 AA-                  500,000        542,350
  6.30%, 7/01/06 AA-                   500,000        547,145        Maryland Transportation
  6.125%, 12/01/07 AAA                 500,000        537,150        Authority Revenue
  5.60%, 7/01/11 AA-                   500,000        511,150          6.50%, 7/01/04 A+                    500,000        540,210
City of Frederick General                                            Maryland Water Quality
Obligation                                                           Finance Administration
  6.00%, 10/01/11 AAA                  300,000        313,476        Revenue
Howard County Metropolitan                                             7.10%, 9/01/01 AAA                   230,000        259,468
District General Obligation                                            6.00%, 9/01/15 AA                  1,000,000      1,033,370
  6.00%, 8/15/19 AA+                   500,000        510,045



                                                            - 7 -

                                                            STATEMENT OF NET ASSETS
                                                         MARYLAND PORTFOLIO (Continued)

                                                               December 31, 1996
                                       Face           Value                                                Face             Value
                                      Value          (Note 1)                                              Value          (Note 1)

Montgomery County Housing                                            University of Maryland System
Opportunity Commission                                               Auxiliary Revenue
Revenue                                                                6.375%, 4/01/09 AA+               $  500,000    $   539,000
  6.70%, 7/01/11 Aa                 $  380,000     $  402,040          5.60%, 4/01/12 AA+                 1,000,000      1,018,290
  7.80%, 7/01/12 N/R                   200,000        207,460          5.60%, 4/01/16 AA+                 1,000,000      1,010,000
  7.875%, 7/01/13 A                    400,000        401,204        Washington County General
  7.375%, 7/01/17 Aa                   180,000        187,898        Obligation
  6.65%, 7/01/17 Aa                    180,000        188,910          5.125%, 1/01/12 AAA                  500,000        488,240
  7.00%, 7/01/23 A                     250,000        262,157          5.25%, 1/01/16 AAA                   500,000        482,525
Montgomery County Parking                                            Washington, D.C. Metropolitan
Revenue                                                              Area Transit Authority
  6.25%, 6/01/09 AAA                   300,000        318,975        Revenue
Montgomery County Waste                                                6.00%, 7/01/10 AAA                   275,000        292,575
Disposal Authority Revenue                                             5.25%, 7/01/14 AAA                   650,000        633,308
  5.875%, 6/01/13 AAA                  250,000        250,000        Washington Suburban Sanitary
North East Maryland Waste                                            District General Obligation
Disposal Authority Revenue                                             6.20%, 6/01/09 AA                    300,000        320,589
  6.20%, 7/01/10 A                     500,000        508,580          6.20%, 6/01/12 AA                    900,000        952,488
  6.30%, 7/01/16 A                   1,000,000      1,012,450        Total Investments 98.69%
Prince Georges County                                                  (Cost $42,319,545*)                              43,829,444
General Obligation                                                   Other Assets Less Liabilities
  5.75%, 3/15/08 AAA                   500,000        522,210          1.31%                                               580,913
Prince Georges County
Housing Authority Revenue                                            Net Assets (Note 5) 100.00%                       $44,410,357
  6.35%, 7/20/20 AAA                   700,000        723,555
Prince Georges County                                                Net Asset Value Per Share
Pollution Control Revenue                                              (Based on 4,116,494 Shares
  5.75%, 3/15/10 A                   1,000,000      1,027,890          Outstanding)                                         $10.79

Prince Georges County Solid                                          *Same cost is used for Federal income tax purposes.
Waste Management System                                                         Security ratings are unaudited.
Revenue
  6.80%, 6/30/00 AAA                   250,000        274,230                  See Notes to Financial Statements.
  7.00%, 6/30/00 AAA                   250,000        275,837
St. Mary's County General
Obligation
  5.85%, 11/01/18 AAA                  500,000        509,620





                                                                - 8 -

                                        FUND FOR TAX-FREE INVESTORS, INC.
                                             STATEMENTS OF OPERATIONS

                                        For the Year Ended December 31, 1996
                                                                          Money
                                                                          Market         Virginia          Maryland
                                                                         Portfolio      Portfolio         Portfolio

Investment Income (Note 1)                                              $ 672,036      $ 1,877,579       $ 2,784,078

Expenses
  Investment Advisory Fee (Note 2)                                         98,353          203,550           297,831
  Administrative Fee (Note 2)                                              49,176           97,704           142,959

    Total Expenses                                                        147,529          301,254           440,790

Net Investment Income                                                     524,507        1,576,325         2,343,288

Net Realized Gain on Investment Transactions                                    -          262,689           484,951
Net Change in Unrealized Appreciation (Depreciation) of Investments             -         (932,337)       (1,400,547)

Net Loss on Investments                                                         -         (669,648)         (915,596)

Net Increase in Net Assets Resulting from Operations                    $ 524,507      $   906,677       $ 1,427,692




                          See Notes to Financial Statements.

                                     - 9 -

                                                  FUND FOR TAX-FREE INVESTORS, INC.
                                                STATEMENTS OF CHANGES IN NET ASSETS

                                                 For the Year Ended December 31,

                                                Money Market                      Virginia                      Maryland
                                                  Portfolio                      Portfolio                      Portfolio
                                            1996          1995              1996           1995            1996           1995
FROM INVESTMENT
  ACTIVITIES
  Net Investment Income               $    524,507    $    685,821    $  1,576,325    $  1,616,115    $  2,343,288    $  2,458,343
  Net Realized Gain on Investment
    Transactions                                 -               -         262,689         520,780         484,951         703,293
  Net Change in Unrealized
    Appreciation (Depreciation) of
    Investments                                  -               -        (932,337)      2,211,797      (1,400,547)      3,181,300

  Net Increase in Net Assets
    Resulting from Operations              524,507         685,821         906,677       4,348,692       1,427,692       6,342,936

DISTRIBUTIONS TO
  SHAREHOLDERS
  From Net Investment Income
    (Note 1)                              (524,507)       (685,821)     (1,575,364)     (1,616,115)     (2,341,219)     (2,462,951)
  From Net Realized Capital Gains                -               -               -               -               -               -

  Total Distributions to Shareholders     (524,507)       (685,821)     (1,575,364)     (1,616,115)     (2,341,219)     (2,462,951)

FROM SHARE
  TRANSACTIONS
  Net Proceeds from Sales of Shares     33,109,020      35,510,140       9,574,030       6,434,659       6,196,673       8,322,830
  Reinvestment of Distributions            501,351         654,122       1,309,667       1,335,827       1,976,301       2,084,415
  Cost of Shares Redeemed              (35,493,325)    (40,978,186)    (11,328,124)     (4,964,282)    (12,573,794)     (8,947,989)

  Net Increase (Decrease) in Net
    Assets Resulting from Share
    Transactions                        (1,882,954)     (4,813,924)       (444,427)      2,806,204      (4,400,820)      1,459,256

  TOTAL INCREASE
    (DECREASE) IN NET
    ASSETS                              (1,882,954)     (4,813,924)     (1,113,114)      5,538,781      (5,314,347)      5,339,241

NET ASSETS - Beginning of Year          20,772,476      25,586,400      33,467,858      27,929,077      49,724,704      44,385,463

NET ASSETS - End of Year              $ 18,889,522    $ 20,772,476    $ 32,354,744    $ 33,467,858    $ 44,410,357    $ 49,724,704

SHARES
  Sold                                  33,089,461      35,510,140         871,229         592,898         576,046         780,823
  Issued in Reinvestment of
    Distributions                          501,351         654,122         118,996         122,110         184,046         195,235
  Redeemed                             (35,493,325)    (40,978,186)     (1,030,689)       (454,301)     (1,170,922)       (839,368)

  Net Increase (Decrease) in Shares     (1,902,513)     (4,813,924)       (40,464)         260,707        (410,830)        136,690


                                     See Notes to Financial Statements.


                                              FUND FOR TAX-FREE INVESTORS, INC.
                                                      FINANCIAL HIGHLIGHTS

                                                     Money Market Portfolio
                                                                         For the Year Ended December 31,
                                                             1996        1995         1994        1993         1992
Per Share Operating Performance:
  Net Asset Value - Beginning of Year                    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00

  Income from Investment Operations:
    Net Investment Income                                   0.027        0.030        0.020        0.016        0.023
    Net Realized and Unrealized Gains on Securities             -            -            -            -            -

       Total from Investment Operations                     0.027        0.030        0.020        0.016        0.023

  Distributions to Shareholders:
    From Net Investment Income                             (0.027)      (0.030)      (0.020)      (0.016)      (0.023)
    From Net Realized Capital Gains                             -            -            -            -            -

      Total Distributions to Shareholders                  (0.027)      (0.030)      (0.020)      (0.016)      (0.023)

  Net Increase in Net Asset Value                               -            -            -            -            -

  Net Asset Value - End of Year                          $   1.00     $   1.00     $   1.00     $   1.00     $   1.00

Total Investment Return                                      2.69%        3.09%        2.02%        1.66%        2.25%

Ratios to Average Net Assets:
  Expenses                                                   0.75%        0.75%        0.75%        0.78%        0.80%
  Net Investment Income                                      2.67%        3.04%        1.99%        1.65%        2.25%

Supplementary Data:
  Portfolio Turnover Rate                                       -            -            -            -            -
  Net Assets at End of Year (000's omitted)              $ 18,890     $ 20,772     $ 25,586     $ 23,283     $ 25,935
  Number of Shares Outstanding at End of Year (000's
    omitted)                                               18,890       20,792       25,604       23,312       25,964





                                         See Notes to Financial Statements.

                                                        FUND FOR TAX-FREE INVESTORS, INC.
                                                               FINANCLAL HIGHLIGHTS
                                                               Virginia Portfolio

                                                                      For the Year Ended December 31,
                                                           1996         1995         1994         1993          1992
Per Share Operating Performance:
  Net Asset Value - Beginning of Year                    $  11.31     $  10.36     $  11.51     $  10.84     $  10.63

  Income from Investment Operations:
    Net Investment Income                                   0.534        0.564        0.578        0.582        0.610
    Net Realized and Unrealized Gains (Losses) on
      Securities                                           (0.221)       0.953       (1.150)       0.670        0.210

      Total from Investment Operations                      0.313        1.517       (0.572)       1.252        0.820

  Distributions to Shareholders:
    From Net Investment Income                             (0.533)      (0.564)      (0.578)      (0.582)      (0.610)
    From Net Realized Capital Gains                             -            -            -            -            -

      Total Distributions to Shareholders                  (0.533)      (0.564)      (0.578)      (0.582)      (0.610)

  Net Increase (Decrease) in Net Asset Value                (0.22)        0.95        (1.15)        0.67         0.21

  Net Asset Value - End of Year                          $  11.09     $  11.31     $  10.36     $  11.51     $  10.84

Total Investment Return                                      2.91%       14.92%       (5.02)%      11.80%        7.98%

Ratios to Average Net Assets:
  Expenses                                                   0.93%        0.77%        0.55%        0.50%        0.50%
  Expenses Before Reimbursement from Adviser                 0.93%        0.93%        0.93%        0.93%        0.93%
  Net Investment Income                                      4.84%        5.17%        5.35%        5.15%        5.71%

Supplementary Data:
  Portfolio Turnover Rate                                      46%          55%          33%          43%          50%
  Net Assets at End of Year (000's omitted)              $ 32,355     $ 33,468     $ 27,929     $ 34,371     $ 25,513
  Number of Shares Outstanding at End of Year (000's
      omitted)                                              2,917        2,958        2,697        2,985        2,354








                                                   See Notes to Financial Statements.

                                                   FUND FOR TAX-FREE INVESTORS, INC.
                                                          FINANCIAL HIGHLIGHTS

                                                           Maryland Portfolio

                                                                          For the Year Ended December 31,
                                                           1996          1995         1994        1993           1992
Per Share Operating Performance:
  Net Asset Value - Beginning of Year                    $  10.98     $  10.11     $  11.27     $  10.60     $  10.39

  Income from Investment Operations:
     Net Investment Income                                  0.528        0.550        0.565        0.568        0.594
     Net Realized and Unrealized Gains (Losses) on
       Securities                                          (0.190)       0.869       (1.157)       0.670        0.210

       Total from Investment Operations                     0.338        1.419       (0.592)       1.238        0.804

  Distributions to Shareholders:
    From Net Investment Income                             (0.528)      (0.551)      (0.565)      (0.568)      (0.594)
    From Net Realized Capital Gains                             -            -       (0.003)           -            -

      Total Distributions to Shareholders                  (0.528)      (0.551)      (0.568)      (0.568)      (0.594)

  Net Increase (Decrease) in Net Asset Value                (0.19)        0.87        (1.16)        0.67         0.21

  Net Asset Value - End of Year                          $  10.79     $  10.98     $  10.11     $  11.27     $  10.60

Total Investment Return                                      3.21%       14.35%       (5.24)%      11.91%        8.00%

Ratios to Average Net Assets:
  Expenses                                                   0.93%        0.77%        0.55%        0.50%        0.50%
  Expenses Before Reimbursement from Adviser                 0.93%        0.93%        0.93%        0.93%        0.93%
  Net Investment Income                                      4.92%        5.16%        5.36%        5.13%        5.67%

Supplementary Data:
  Portfolio Turnover Rate                                      31%          37%          38%          30%          21%
  Net Assets at End of Year (000's omitted)              $ 44,410     $ 49,725     $ 44,385     $ 58,094     $ 43,921
  Number of Shares Outstanding at End of Year (000's
    omitted)                                                4,116        4,527        4,391        5,157        4,145




                                See Notes to Financial Statements.

                                        - 13 -

                     FUND FOR TAX-FREE INVESTORS, INC.
                     NOTES TO FINANCLAL STATEMENTS

                           December 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Tax-Free Investors, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end, investment company. The Fund consists of three separate portfolios which invest primarily in securities exempt from Federal income taxes. On December 31, 1996, there were 200,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

     (a) Securities of the Money Market Portfolio are valued at amortized cost, which approximates market value. Securities of the Virginia and Maryland Portfolios are valued by a pricing service approved by the Board of Directors. The valuation methods used are reviewed by the Board of Directors to determine that they reflect fair value.

     (b)  Investment income is recorded as earned.

     (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment. Net capital gains, if any, will be distributed to shareholders annually.

     (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required. The Fund also meets the requirements that allow it to designate distributions from interest income on obligations which are exempt from Federal income tax as exempt-interest dividends.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate of 0.50% of the average daily net assets of the Money Market Portfolio and 0.625% of the average daily net assets of the Virginia Portfolio and of the Maryland Portfolio. The Adviser has agreed to reimburse the Fund for expenses, (including investment advisory fee), excluding interest and extraordinary legal expenses, which exceed one percent of the average daily net assets per annum. No reimbursement was required for the year ended December 31, 1996. Certain Officers and Directors of the Fund are also affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.25% of the average net assets of the Money Market Portfolio, and 0.30% of the average net assets of the Virginia and Maryland Portfolios.

3. SECURITIES TRANSACTIONS

Security transactions are recorded on the trade date. For the year ended December 31, 1996, purchases and sales (including maturities), of securities, excluding short-term securities, were as follows:
                                Virginia           Maryland
                                Portfolio          Portfolio
         Purchases              $14,760,466      $14,666,158
         Sales                  $15,463,095      $18,848,087

4. NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

As of December 31, 1996, net unrealized appreciation of investments in the Virginia Portfolio for Federal income tax purposes aggregated $1,163,397 of which $1,190,533 related to appreciated investments and $27,136 related to depreciated investments. In the Maryland Portfolio, net unrealized appreciation of investments for Federal income tax purposes totaled $1,509,899 of which $1,550,245 related to appreciated investments and $40,346 related to depreciated investments.

5. NET ASSETS

At December 31, 1996, net assets consisted of the following:

                                                  Money
                                                  Market         Virginia          Maryland
                                                 Portfolio       Portfolio        Portfolio
Paid-in-Capital                                 $18,889,522     $31,212,566      $43,355,179
Undistributed Net Investment Income                       -             961            2,069
Accumulated Net Realized Loss on Investments              -         (22,180)        (456,790)
Net Unrealized Appreciation of Investments                -       1,163,397        1,509,899

NET ASSETS                                      $18,889,522     $32,354,744      $44,410,357

6. CAPITAL LOSS CARRYOVERS

At December 31, 1996, for Federal income tax purposes, the
following Portfolios had capital loss carryforwards which may be applied against future net taxable realized gains of each
succeeding year until the earlier of its utilization or its
expiration:
                                     Money Market    Virginia     Maryland
Expires December 31,                  Portfolio      Portfolio    Portfolio
2002                                      -           $22,180      $456,790

              INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
of Fund for Tax-Free Investors, Inc.:

We have audited the statements of net assets of the Money Market, Virginia and Maryland Portfolios of Fund for Tax-Free Investors, Inc. (the Fund) as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the five years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of the Money Market, Virginia and Maryland Portfolios of Fund for Tax-Free Investors, Inc. at December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 24, 1997

                                   DELETED RUSHMORE LOGO

                                   FUND FOR TAX-FREE INVESTORS

                                   Annual Report

                                   December 31, 1996

                             PART C

                        OTHER INFORMATION
                Fund for Tax-Free Investors, Inc.

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

a.      Financial statements:

        The Financial Highlights in Part A (for each of the Portfolios) and the following financial statements in Part B (for each of the Portfolios) of this registration statement's amendment are incorporated by reference.

        Statements of Net Assets as of December 31, 1996
        Statements of Operations for the year ended December 31, 1996 Statements of Changes in Net Assets for the years ended
          December 31, 1996 and 1995
        Financial Highlights for each of the five years in the period ended December 31, 1996

        b.     Exhibits:

        11     Consent of Deloitte & Touche LLP independent
                 auditors for Registrant
        16     Schedule for computation of performance quotations
        27     Financial Data Schedules


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                        Approximate Number of
                                       Shareholders of Record
     Title of Class                      at April 3, 1997

     Common Stock, $.001 par value

     Money Market Portfolio                       576
     Rushmore Virginia Tax-Free Portfolio         809
     Rushmore Maryland Tax-Free Portfolio         960


ITEM 27.  INDEMNIFICATION

        The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity. The indemnification is subject to the following conditions:

        (a) no director or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

        (b) officers and directors are only indemnified for actions taken in good faith which they believed were in or not opposed to the best interests of the Fund;

        (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

        The Articles provide that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the directors who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested directors, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

        In connection with the approval of indemnification to officers and directors, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or directors unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        Money Management Associates ("MMA"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and four limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA. Limited partners Richard J. Garvey, Martin M. O'Connor, and John
        R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Limited partner Rita
        A. Gardner is a retired employee of Rushmore Trust and Savings, FSB, the Fund's transfer agent and custodian.

        MMA also serves as the investment adviser to Fund for Government Investors, The Rushmore Fund, Inc., and
        American Gas Index Fund, Inc., all regulated investment companies since their inception.

ITEM 29.  PRINCIPAL UNDERWRITERS

        Not applicable

ITEM 30.  LOCATIONS OF ACCOUNTS AND RECORDS

        The physical location for all accounts, books and records required to be maintained and preserved by
        Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 31.  MANAGEMENT SERVICES

        None

ITEM 32.  UNDERTAKINGS

        None

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda and State of Maryland on the 24th day of April, 1997.

                         Fund for Tax-Free Investors, Inc.

                         By:

                         /s/ Daniel L. O'Connor*
                         Daniel L. O'Connor, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                        Title                          Date


/s/ Daniel L. O'Connor*     Chairman of the Board,         April 24, 1997
Daniel L. O'Connor          Treasurer, Director

/s/ Richard J. Garvey       President, Director            April 24, 1997
Richard J. Garvey

/s/ Timothy N. Coakley      Vice President, Controller     April 24, 1997
Timothy N. Coakley

/s/ Jeffrey R. Ellis*       Director                       April 24, 1997
Jeffrey R. Ellis

/s/ Bruce C. Ellis*         Director                       April 24, 1997
Bruce C. Ellis

/s/ Rita A. Gardner         Director                       April 24, 1997
Rita A. Gardner

/s/ Michael D. Lange*       Director                       April 24, 1997
Michael D. Lange

/s/ Patrick F. Noonan*      Director                       April 24, 1997
Patrick F. Noonan

/s/ Leo Seybold*            Director                       April 24, 1997
Leo Seybold

*Richard J. Garvey, Attorney-in-Fact